IDEX AGGRESSIVE GROWTH PORTFOLIO
                       IDEX INTERNATIONAL EQUITY PORTFOLIO
                       IDEX CAPITAL APPRECIATION PORTFOLIO
                              IDEX GLOBAL PORTFOLIO
                              IDEX GROWTH PORTFOLIO
                             IDEX C.A.S.E. PORTFOLIO
                           IDEX VALUE EQUITY PORTFOLIO
                      IDEX STRATEGIC TOTAL RETURN PORTFOLIO
                    IDEX TACTICAL ASSET ALLOCATION PORTFOLIO
                             IDEX BALANCED PORTFOLIO
                         IDEX FLEXIBLE INCOME PORTFOLIO
                           IDEX INCOME PLUS PORTFOLIO
                            IDEX TAX-EXEMPT PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1998

                                IDEX SERIES FUND
                         (formerly IDEX II Series Fund)
                               201 Highland Avenue
                            Largo, Florida 33770-2957
                   Customer Service (888) 233-4339 (toll free)

     IDEX Aggressive Growth, International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Value Equity, Strategic Total Return (formerly Equity-Income), Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios (each a "Portfolio" and collectively, the "Portfolios") are series of IDEX Series Fund (the "Fund"), an open-end management investment company that offers a selection of investment portfolios. Each IDEX Portfolio herein was formerly known as an IDEX II Portfolio. All Portfolios other than the Capital Appreciation Portfolio are diversified, while the Capital Appreciation Portfolio is nondiversified. IDEX Aggressive Growth Portfolio seeks long-term capital appreciation. IDEX International Equity Portfolio seeks long-term growth of capital. IDEX Capital Appreciation Portfolio seeks long-term growth of capital by emphasizing investments in common stocks of companies by normally investing at least 50% of its equity assets in securities issued by medium-sized companies as described in the Prospectus. IDEX Global Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers. IDEX Growth Portfolio seeks only growth of capital. IDEX C.A.S.E. Portfolio seeks annual growth of capital through investments in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value. IDEX Value Equity Portfolio seeks maximum consistent total return with minimum risk to principal. IDEX Strategic Total Return Portfolio seeks to provide current income, long-term growth of income and capital appreciation. IDEX Tactical Asset Allocation Portfolio seeks preservation of capital and competitive investment returns. IDEX Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. IDEX Flexible Income Portfolio seeks to obtain maximum total return for its shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities. IDEX Income Plus Portfolio seeks to provide as high a level of current income as is consistent with the avoidance of excessive risk. IDEX Tax-Exempt Portfolio seeks to provide maximum current interest income exempt from federal income tax in a manner consistent with preservation of capital.

     On September 20, 1996 in a tax-free reorganization, IDEX Growth Portfolio (formerly IDEX II Growth Portfolio) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Growth Portfolio, which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon the closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund.

     This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated March 1, 1998 which may be obtained free of charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information contains additional and more detailed information about each Portfolio's operations and activities than that set forth in the Prospectus.

                                IDEX SERIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



INVESTMENT OBJECTIVES..........................................................1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES................................1
    Investment Restrictions of IDEX Aggressive Growth Portfolio ...............1
    Investment Restrictions of IDEX International Equity Portfolio.............2
    Investment Restrictions of IDEX Capital Appreciation Portfolio and
IDEX Balanced Portfolio........................................................4
    Investment Restrictions of IDEX Global Portfolio...........................5
    Investment Restrictions of IDEX Growth Portfolio and IDEX Flexible
     Income Portfolio..........................................................6
    Investment Restrictions of IDEX C.A.S.E. Portfolio.........................8
    Investment Restrictions of IDEX Value Equity Portfolio.....................9
    Investment Restrictions of IDEX Strategic Total Return Portfolio..........11
    Investment Restrictions of IDEX Tactical Asset Allocation Portfolio.......12
    Investment Restrictions of IDEX Income Plus Portfolio.....................13
    Investment Restrictions of IDEX Tax-Exempt Portfolio......................15
OTHER POLICIES AND PRACTICES OF THE PORTFOLIOS................................16
    Futures, Options and Other Derivative Instruments.........................16
    Futures Contracts ........................................................16
    Options on Futures Contracts..............................................19
    Options on Securities.....................................................19
    Options on Foreign Currencies.............................................22
    Forward Contracts.........................................................23
    Swaps and Swap-Related Products...........................................24
    Eurodollar Instruments....................................................25
    Special Investment Considerations and Risks...............................25
    Additional Risks of Options on Foreign Currencies, Forward
     Contracts and Foreign Instruments........................................26
    Other Investment Companies................................................27
    Zero Coupon, Pay-In-Kind and Step Coupon Securities.......................27
    Income-Producing Securities...............................................27
    Lending of Portfolio Securities...........................................28
    Joint Trading Accounts....................................................29
    Illiquid Securities.......................................................29
    Repurchase and Reverse Repurchase Agreements..............................29
    Pass-through Securities...................................................30
    High-Yield/High-Risk Bonds................................................30
    Warrants and Rights.......................................................31
    U.S. Government Securities................................................31
    Portfolio Turnover........................................................32

INVESTMENT ADVISORY AND OTHER SERVICES........................................32
    Additional Investment Advisory or Sub-Advisory Services
     Provided by the Sub-Advisers.............................................35

DISTRIBUTOR...................................................................37


UNDERWRITING COMMISSIONS......................................................37


ADMINISTRATIVE SERVICES.......................................................37

CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ...............................38

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................38

TRUSTEES AND OFFICERS ........................................................41

PURCHASE OF SHARES ...........................................................45

DISTRIBUTION PLANS ...........................................................46


DISTRIBUTION FEES ............................................................46


NET ASSET VALUE DETERMINATION.................................................48

DIVIDENDS AND OTHER DISTRIBUTIONS ............................................50

SHAREHOLDER ACCOUNTS..........................................................50

RETIREMENT PLANS..............................................................50

REDEMPTION OF SHARES .........................................................50

TAXES.........................................................................51

PRINCIPAL SHAREHOLDERS........................................................52

MISCELLANEOUS ................................................................53
    Organization .............................................................53
    Shares of Beneficial Interest ............................................53
    Legal Counsel and Auditors ...............................................53
    Registration Statement ...................................................54

PERFORMANCE INFORMATION ......................................................54

FINANCIAL STATEMENTS .........................................................58


CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST ................APPENDIX A

                              INVESTMENT OBJECTIVES

     The Prospectus discusses the investment objective of each Portfolio, the types of securities in which each Portfolio will invest and the policies and practices of each Portfolio. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the Prospectus.

     There can be no assurance that a Portfolio will, in fact, achieve its objective. A Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a Portfolio may result in the Portfolio having an investment objective different from that which the shareholder deemed appropriate at the time of investment. A Portfolio will not change its objective without 30 days prior notice to its shareholders nor will it charge shareholders an exchange fee or redemption fee after such notice and prior to the expiration of such 30 day notice period. However, should a shareholder decide to redeem Portfolio shares because of a change in the objective, the shareholder may realize a taxable gain or loss.

                 INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

     As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a Portfolio, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy.

Investment Restrictions of IDEX Aggressive Growth Portfolio

IDEX Aggressive Growth Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

     2. Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities;

     3. Purchase or sell real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate;

     4. Invest in commodities, except that the Portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums;

     5.  Make  loans  to  others,   except  through  purchasing  qualified  debt
obligations,   lending   portfolio   securities  or  entering  into   repurchase
agreements;

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

     7. Borrow money, except that the Portfolio may borrow from banks for investment purposes as set forth in the Prospectus and may also engage in reverse repurchase agreements. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings; and

     8. Issue senior securities, except that the Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required coverage.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box";

     (B) The Portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 15% of the value of the Portfolio's total assets except in connection with borrowings described in number 7 above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

     (C) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

     (E) The Portfolio may not invest in companies for the purpose of exercising control or management; and

     (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

Investment Restrictions of IDEX International Equity Portfolio

IDEX International Equity Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

     2. Invest 25% or more of the value of the Portfolio's total assets in any particular industry (other than U.S. government securities). For purposes of this restriction, the term industry shall include (a) the government of any one country other than the U.S., but not the U.S. government and (b) all supranational organizations;

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses;

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     6. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 331/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

     8. Issue senior securities, except as permitted by the 1940 Act.



     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

     (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization. The Portfolio may also invest in the GEI Short-Term Investment Fund, an investment fund advised by GE Investment Management Incorporated ("GEIM"), created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or General Electric Investment Corporation. Investments in GEI Short-Term Investment Fund are not considered investments in another investment company for the purposes of this restriction;

     (G) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses; and

     (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

     With respect to investment restriction No. 2 above, the Portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other Portfolio holdings the Portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg, Inc. In addition, the Portfolio may select its own industry classifications, provided such classifications are reasonable.

Investment Restrictions of IDEX Capital Appreciation Portfolio and IDEX Balanced Portfolio

IDEX Capital Appreciation Portfolio and IDEX Balanced Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of its total assets in the case of the Balanced Portfolio and 50% of its total assets in the case of the Capital Appreciation Portfolio, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, if immediately after and as a result of such purchase the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of such Portfolio's total assets or the Portfolio owns more than 10% of the outstanding voting securities of such issuer. With respect to the remaining 50% of the value of its total assets, IDEX Capital Appreciation Portfolio may invest in the securities of as few as two issuers;

     2. Invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities);

     3. Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

     6. Act as underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of that Portfolio; and

     7. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts.

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions of that Portfolio would exceed the market value of its total assets;

     (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

     (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

     (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

     (F) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (G) The Portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule,
Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation;

     (H) The Portfolio may not invest in companies for the purpose of exercising control or management; and

     (I) With respect to the Balanced Portfolio only, at least 25% of the total assets of that Portfolio will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

Investment Restrictions of IDEX Global Portfolio

IDEX Global Portfolio may not, as a matter of fundamental policy:

     1. Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets;

     2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

     3. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities; and

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contacts.

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:


     (A) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;


     (B) The Portfolio may not sell securities short, unless it owns or has the right, without the payment of any additional compensation, to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

     (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (F) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees have made a determination as to liquidity, as permitted under the 1940 Act; and

     (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

Investment Restrictions of IDEX Growth Portfolio and IDEX Flexible Income Portfolio

IDEX Growth Portfolio and IDEX Flexible Income Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements); and

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:


     (A) The Portfolio may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;


     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

     (F) The Portfolio may not invest in companies for the purpose of exercising control or management;

     (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization; and

     (H) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

     In making all investments for the IDEX Flexible Income Portfolio, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

Investment Restrictions of IDEX C.A.S.E. Portfolio

IDEX C.A.S.E. Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

     2. Invest 25% or more of the value of the Portfolio's assets in any particular industry (other than government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

     8. Issue senior securities, except as permitted by the 1940 Act.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;


     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

     (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

     (G) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (H) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

     (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

Investment Restrictions of IDEX Value Equity Portfolio

IDEX Value Equity Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

     2. Invest 25% or more of the value of the Portfolio's total assets in any particular industry (other than U.S. government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

     8. Issue senior securities, except as permitted by the 1940 Act.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:


     (A) The Portfolio may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;


     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

     (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

     (G) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (H) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

     (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

Investment Restrictions of IDEX Strategic Total Return Portfolio

IDEX Strategic Total Return Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

     3. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

     4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities);

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation; and

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts;

     (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

     (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (E) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act;

     (G) The Portfolio may not invest in companies for the purpose of exercising control or management; and

     (H) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the Portfolio's total assets would be invested in such securities.

Investment Restrictions of IDEX Tactical Asset Allocation Portfolio

IDEX Tactical Asset Allocation Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers acceptances;

     3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities);

     4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities);

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation; and

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward and futures contracts are not deemed to constitute selling securities short;

     (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

     (E) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (F) The Portfolio may not invest in companies for the purpose of exercising control or management; and

     (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

Investment Restrictions of IDEX Income Plus Portfolio

IDEX Income Plus Portfolio may not, as a matter of fundamental policy:

     1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed 1/3 of the current value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the Portfolio's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The Portfolio will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding;

     2. Pledge assets, except that the Portfolio may pledge not more than 1/3 of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the Portfolio's performance under such contracts, shall not be deemed a pledging of Portfolio assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the Portfolio under certain state laws, the Portfolio will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed;

     3. Invest more than 25% of its assets, measured at the time of investment, in a single industry (which term shall not include governments or their political subdivisions), outside the industries of the Portfolio's public utilities Portfolio concentration, except that the Portfolio may, for temporary defensive purposes, invest more than 25% of its total assets in the obligations of banks;

     4. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that up to 25% of the Portfolio's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and banker's acceptances, up to 25% of total Portfolio assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation;

     5. Invest in mineral leases;

     6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the Portfolio's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days;

     7. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis, as described in the Prospectus;

     8. Underwrite any issue of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the Portfolio may purchase securities directly from the issuers thereof for investment in accordance with the Portfolio's investment objective and policies;

     9. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell interest rate futures contracts for hedging purposes as set forth in the Prospectus;

     10. Purchase securities on margin or sell "short," but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to = interest rate futures contracts are not considered the purchase of securities on margin);

     11. Purchase or retain the securities of any issuer, if, to the Portfolio's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

     12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

     13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans;

     14. Invest in companies for the purpose of exercising management for control;

     15. Invest in oil, gas or other mineral exploration or development programs;

     16. Purchase or hold any real estate or mortgage loans thereon, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein; and

     17. Purchase the securities (other than government securities) of any issuer if, as a result, the Portfolio would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval. The Income Plus Portfolio may not:

     (A)  Write  or  purchase  put,  call,   straddle  or  spread  options,   or
combinations thereof;

     (B) Invest  more than 10% of its net  assets in  illiquid  securities;

     (C) Invest in real estate limited partnerships;


     (D) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and


     (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the Portfolio's net assets, or aggregate margin deposits made by the Portfolio in excess of 5% of the Portfolio's net assets, (b) which are not for hedging purposes only, or
(c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the CFTC for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the Portfolio's shares have been qualified for public offering.

Investment Restrictions of IDEX Tax-Exempt Portfolio

IDEX Tax-Exempt Portfolio may not, as a matter of fundamental policy:

     1. Underwrite any issue of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the Portfolio may purchase Municipal Obligations directly from the issuers thereof for investment in accordance with the Portfolio's investment objective and policies.

     2. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that up to 25% of the Portfolio's total net assets may be invested without regard to this 5% limitation;

     3. Invest in any direct interest in an oil, gas or other mineral exploration or development program;

     4. Purchase securities on margin or sell "short," but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     5. Purchase or hold any real estate or mortgage loans thereon, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein;

     6. Purchase or retain the securities of any issuer, if, to the Portfolio's knowledge, those officers and directors of the manager or sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

     7. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

     8. Make loans, except to the extent the purchase of notes, bonds, or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans;

     9. Invest in companies for the purpose of exercising management or control;

     10. Write, purchase or sell put, call, straddle or spread options, except for hedging purposes only, in accordance with such non-fundamental policies that the Board may from time to time adopt;

     11. Purchase or sell commodities or commodity contracts; and

     12. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 1/3 of the current value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). For purposes of this limitation, reverse repurchases would not constitute borrowings.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Portfolio may not invest more than 10% of its net assets in illiquid securities;

     (B) The Portfolio may not invest in oil, gas or mineral leases;

     (C) The Portfolio may not invest in real estate limited partnerships; and

     (D) For hedging purposes only, the Tax-Exempt Portfolio may adopt policies permitting:

     (1) the purchase and sale of interest rate futures contracts, the purchase of put and call options thereon, and the writing of covered call or secured put options thereon, not involving delivery or purchase obligations in excess of 30% of the Portfolio's net assets, and

     (2) the purchase of put and call options related to portfolio securities and securities to be purchased for the Tax- Exempt Portfolio, the writing of secured put and covered call options, and the entering into of closing purchase transactions with respect to such options, where such transactions will not involve futures contract margin deposits and premiums on option purchases which, in the aggregate, exceed 5% of the Portfolio's net assets, in the judgment of the sub-adviser are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio, and are executed under custodial, reserve and other arrangements consistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) by the Commodity Futures Trading Commission (the "CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, and (iii) by state securities commissioners or administrators in the states in which the Portfolio's shares have been qualified for public offering.

     The Tax-Exempt Portfolio does not intend in the foreseeable future to adopt the foregoing investment policies to permit trading in interest rate futures contracts, options thereon, and options on portfolio securities.

     Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the net assets of any of the Portfolios will not result in a violation of such restriction. Additional limitations on borrowing that are imposed by state law and regulations may apply.

     In addition to the above, as a fundamental policy, each of the portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Portfolio.

                 OTHER POLICIES AND PRACTICES OF THE PORTFOLIOS

Futures, Options and Other Derivative Instruments.

     A. Futures Contracts. Each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices including indices of U.S. government securities, foreign government securities, equity or fixed-income securities ("futures contracts"). The Income Plus Portfolio may enter into contracts for the purchase or sale of fixed-income securities ("interest rate futures contracts") as described in the Prospectus. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          When a Portfolio buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts may be made to attempt to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or liquid assets by the Portfolio's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of the margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. The portfolio manager will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which a Portfolio does business and by segregating margin payments with the custodian.

          Although a Portfolio would segregate with the custodian cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          The acquisition or sale of a futures contract may occur, for example, when a Portfolio holds or is considering purchasing equity or debt securities and seeks to protect itself from fluctuations in prices or interest rates without buying or selling those securities. For example, if stock or debt prices were expected to decrease, a Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by that Portfolio and thereby preventing the Portfolio's net asset value from declining as much as it otherwise would have. Similarly, if interest rates were expected to rise, a Portfolio might sell bond index futures contracts, thereby hoping to offset a potential decline in the value of debt securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio. A Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell portfolio securities.

          Similarly, when prices of equity securities are expected to increase, or interest rates are expected to fall, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Portfolio could take advantage of the potential rise in the value of equity or debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and such Portfolio could buy equity or debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures contracts.

          Futures contracts entail risks. Although each of the Portfolios that invests in such contracts believes that their use will benefit the Portfolio, if the portfolio manager's investment judgment proves incorrect, the Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio may lose part or all of the benefit of the increased value of the securities because of offsetting losses in the Portfolio's futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with such performance of the Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a Portfolio's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or may result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

          The Aggressive Growth, Capital Appreciation, International Equity, Global, Growth, Value Equity, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios each intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations; except that, in addition, the Portfolios may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          The Aggressive Growth Portfolio may not enter in a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Aggressive Growth Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     B. Options on Futures Contracts. Each of the Portfolios, other than the Tax-Exempt and Income Plus Portfolios, may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. Transactions in options on futures contracts may be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date. Transactions in options on future contracts will not be made for speculation.

          The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, that Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio securities against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     C. Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over- the-counter. A Portfolio also may write call options that are not covered for cross-hedging purposes. A Portfolio may write and buy options on the same types of securities that the Portfolio may purchase directly. There are no specific limitations on the Portfolios' writing and buying of options on securities.

          A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

          A put option written by a Portfolio is "covered" if the Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price with its custodian or (ii) continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the custodian). The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option written by a Portfolio is also deemed to be covered (i) if that Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (ii) in the case of a call on a stock index, if the Portfolio owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iii) if at the time the call is written an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the custodian.

          A Portfolio may also write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.

          If a put or call option written by a Portfolio were exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

          The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited other liquid assets. Effecting a closing transaction also will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security on which the Portfolio has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of a purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          Each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may write options in connection with buy-and-write transactions. In other words, the Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its Portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

          Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

          In addition to options on securities, a Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio is obligated, in return for the premium received, to make delivery of this amount. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase these options unless the sub-adviser is satisfied with the development, depth and liquidity of the market and believes the options can be closed out.

          Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of its portfolio manager to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the portfolio manager may be forced to liquidate portfolio securities to meet settlement obligations.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     D. Options on Foreign Currencies. Each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

          A Portfolio may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if (i) the Portfolio holds a call at the same exercise price for the same exercise period and on the same currency as the call written or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

          Each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     E. Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. Each of the Portfolios, other than the Tax-Exempt Portfolio and Income Plus Portfolio, may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Aggressive Growth, Capital Appreciation, International Equity, Global, Growth, Value Equity, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or another currency). A Portfolio will exchange foreign currencies for U.S. Dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where such Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging seek to minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's position projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, its custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contact.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Portfolio's ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

     F. Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The portfolio manager expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date.

          Each Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

          Each of the Portfolios, other than the Tax-Exempt and Income Plus Portfolios, may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The portfolio manager will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by the Aggressive Growth, Capital
          Appreciation, International Equity, Global, Growth, Value Equity, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, although none of the Portfolios presently intends to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques, that become available as the portfolio managers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments are developed. The portfolio managers may use these opportunities to the extent they are consistent with the Portfolio's investment objective and are permitted by the Portfolio's investment limitations and applicable regulatory requirements.

     G. Eurodollar Instruments. The Portfolios may each make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     H. Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Portfolio as the possible loss of the entire premium paid for an option bought by a Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a Portfolio will be able to use those instruments effectively for their intended purposes.

          In connection with certain of its hedging transactions, a Portfolio must segregate assets with the Fund's custodian bank to ensure that such Portfolio will be able to meet its obligations pursuant to these instruments. Segregated assets generally may be not be disposed of for so long as a Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of a Portfolio's assets could impede implementation of that Portfolio's investment policies or its ability to meet redemption requests or other current obligations.

     I. Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Other Investment Companies.

     Certain of the Portfolios may invest in securities issued by other investment companies, within limits described in the investment restrictions of each Portfolio and in accordance with the 1940 Act. A Portfolio may indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by such Portfolio.

     The International Equity Portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the International Equity Portfolio in GEI Short-Term Investment Fund, an investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or its affiliate, General Electric Investment Corporation, is not considered an investment in another investment company for purposes of this restriction.

Zero Coupon, Pay-In-Kind and Step Coupon Securities.

     Although it is the policy of the Flexible Income, Income Plus and Tactical Asset Allocation Portfolios to invest primarily in income-producing securities, each of the Portfolios, other than the Aggressive Growth, International Equity and Value Equity Portfolio, may invest up to 10% of their assets in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The Flexible Income Portfolio may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

     Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which Portfolio expenses could be allocated and may reduce the rate of return for such Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

     Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Income-Producing Securities.

     As a fundamental policy, the Flexible Income Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Flexible Income Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic income payments, as well as those that make interest payments on a deferred basis, or pay interest at maturity (as in the case with treasury bills or zero-coupon bonds).

     The Flexible Income Portfolio will purchase defaulted securities only when its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     A. Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or at times even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     B. Disposition of Portfolio Securities. Although the Flexible Income Portfolio generally intends to purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Flexible Income Portfolio will limit its holdings of any such securities to amounts that its portfolio manager believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the Flexible Income Portfolio's ability to readily dispose of its securities to meet redemptions.

     C. Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Flexible Income Portfolio.

     Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give the Portfolios the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolios at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolios will not invest more than 5% of their respective assets in inverse floaters.

     The Portfolios will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

Lending of Portfolio Securities.

     Subject to any applicable investment restriction relating to lending, each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio may lend securities from its portfolio. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; b) a Portfolio must receive any dividends or interest paid by the issuer on such securities; c) a Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and d) a Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by a Portfolio remain subject to fluctuations in market value. A Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Portfolio may experience delays in, or be prevented from, recovering the collateral. During a period that a Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Portfolio may also incur expenses in enforcing its rights. If a Portfolio has sold the loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. The Portfolios will not lend securities to any advisers or sub-advisers to the Fund or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities are used as collateral.

Joint Trading Accounts.

     As described in the Prospectus, the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios and other clients of Janus Capital and its affiliates may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees of the Fund must approve the participation of each of these Portfolios in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus Capital and certain of its affiliates by the SEC. All joint account participants, including these Portfolios, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the Portfolios in withdrawing their assets from joint trading accounts.

Illiquid Securities.

     Each of the Aggressive Growth, Capital Appreciation, International Equity, Global, Growth, Value Equity, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios may invest up to 15%, and each of the Tax-Exempt and Income Plus Portfolios may invest up to 10%, of its net assets in illiquid securities (i.e., securities that are not readily marketable). The Board of Trustees has authorized the sub-advisers to make liquidity determinations with respect to its securities, including Rule 144A securities, commercial paper and municipal lease obligations in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio manager will consider the following factors in determining whether a Rule 144A security or a municipal lease obligation is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
3) the willingness of dealers to undertake to make a market in the security; and
4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. With respect to municipal lease obligations, the portfolio managers of the Tax-Exempt and Flexible Income Portfolios will also consider factors unique to municipal lease obligations including the general creditworthiness of the municipality, the importance of the property covered by the lease obligation and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Portfolio may be restricted in its ability to sell such securities at a time when the sub- adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

Repurchase and Reverse Repurchase Agreements.

     Although each of the Portfolios may enter into repurchase and reverse repurchase agreements, the Growth, C.A.S.E., Global, Flexible Income, Tax-Exempt, Strategic Total Return and Income Plus Portfolios do not intend to invest more than 5% of their assets, the Balanced, Capital Appreciation, Aggressive Growth and Tactical Asset Allocation Portfolios do not intend to invest more than 15% of their assets, and the International Equity and the Value Equity Portfolios do not intend to invest more than 25% of their assets in either repurchase or reverse repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral". A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the investment sub-adviser for that Portfolio and approved by the Board of Trustees of the Fund. In addition, the Portfolios currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

     In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will segregate with its custodian cash and appropriate liquid assets with the Fund's custodian to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser for each Portfolio deems creditworthy and that have been reviewed by the Board of Trustees of the Fund.

Pass-through Securities.

     Each of the Portfolios may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. government.

     Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some of a Portfolio's higher yielding mortgage-backed securities might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Mortgage and asset-backed securities may have periodic income payments or may pay interest at maturity (as is the case with Treasury bills or zero-coupon bonds).

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obliger or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

High-Yield/High-Risk Bonds.

     High-yield/high-risk, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's. None of the Portfolios other than the Value Equity, Strategic Total Return, Flexible Income and Income Plus Portfolios may invest more than 5% of its net assets in junk bonds. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such Portfolios, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

     The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on the market for lower rated and nonrated securities, the value of high yield debt securities held by a Portfolio, the new asset value of a Portfolio holding such securities and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

Warrants and Rights.

     Each of the Portfolios other than the Tax-Exempt Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. Government Securities.

     Examples of the types of U.S. government securities that the Portfolios may hold include, in addition to those described in the Prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Portfolio Turnover.

                                  October 31              September 30

Portfolio                      1997       1996           1996     1995
Aggressive Growth            120.96%      9.40%       127.49%     88.28%
International Equity          21.85%        N/A           N/A        N/A
Capital Appreciation         130.48%     10.11%       160.72%    262.97%
Global                        91.02%      2.59%        97.94%    161.48%
Growth                        91.52%      9.40%        57.80%    123.26%
C.A.S.E.                     183.06%     20.69%       654.49%        N/A
Value Equity                   6.40%        N/A           N/A        N/A
Strategic Total Return        51.44%      5.50%        40.58%     34.67%
Tactical Asset Allocation     71.63%      2.38%        56.22%        N/A
Balanced                     127.08%      9.08%       175.78%     82.48%
Flexible Income              135.53%     16.16%       135.38%    149.58%
Income Plus                   62.28%      1.58%        65.96%     25.07%
Tax-Exempt                    71.29%      3.79%        71.05%    126.48%


     As stated in the Prospectus, each of the Portfolios generally intend to purchase and sell securities as deemed appropriate by its portfolio manager to further the Portfolio's stated investment objective, and the rate of portfolio turnover is not expected to be a limiting factor when changes are deemed to be appropriate. Portfolio transactions for the Tax-Exempt Portfolio and the Income Plus Portfolio are ordinarily undertaken to achieve each Portfolio's investment objective in light of anticipated movements in the level of interest rates. The investment policies of the Tax-Exempt Portfolio and the Income Plus Portfolio may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates.

     These percentages are calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of such securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of the Portfolio's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements, the satisfaction of which enable the Portfolio to receive favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgement or portfolio operations make a sale advisable. As a result, the annual portfolio turnover rate in future years may exceed the percentage shown above.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has entered into a Management and Investment Advisory Agreement applicable to each of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios with Idex Management, Inc. ("IMI"), and applicable to each of the Aggressive Growth, International Equity, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Income Plus and Tax-Exempt Portfolios with InterSecurities, Inc. ("ISI"), both located at 201 Highland Avenue, Largo, Florida 33770-2957. These Management and Investment Advisory Agreements are collectively referred to herein as the "Advisory Agreements". IMI and ISI supervise each respective Portfolio's investments and conducts its investment program. Each Advisory Agreement provides that IMI and ISI will perform the following services or cause them to be performed by others: (i) furnish to the Portfolio investment advice and recommendations, (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Portfolio. For services to the Capital Appreciation, Global, Growth and Balanced Portfolios, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of that Portfolio's average daily net assets, 0.90% of the next $250 million of that Portfolio's average daily net assets, and 0.85% of the average daily net assets of that Portfolio in excess of $1 billion. For services to the Flexible Income Portfolio, IMI receives an annual fee, computed daily and paid monthly, equal to 0.90% of the first $100 million of that Portfolio's average daily net assets, 0.80% of the next $150 million of that Portfolio's average daily net assets, and 0.70% of the average daily net assets of that Portfolio in excess of $250 million. For services to the Tax-Exempt and Income Plus Portfolios, ISI receives an annual fee of 0.60% of each Portfolio's average daily net assets computed and paid on a monthly basis. For services to each of its other respectively advised Portfolios, ISI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of each Portfolio's average daily net assets, 0.90% of the next $250 million of each Portfolio's average daily net assets, and 0.85% of the average daily net assets of each Portfolio in excess of $1 billion.

     The duties and responsibilities of the investment adviser are specified in the Advisory Agreements. The Agreements were approved by the Board of Trustees of the Fund (including a majority of trustees who are not parties to the Agreement or interested persons, as defined by the 1940 Act, of any such party). The Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Fund, IMI, ISI or by a vote of shareholders of each Portfolio. Each provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Portfolio and (b) by a majority vote of the Trustees who are not parties to the Agreement or interested persons of any such party cast in person at a meeting.

     The Agreements also provide that IMI and ISI shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of IMI or ISI in the performance of its duties thereunder.

     The Advisory Agreements became effective as follows: Aggressive Growth - September 30, 1994; International Equity - February 1, 1997; Capital Appreciation - September 30, 1994; Global - April 22, 1992; Growth - April 22, 1991; C.A.S.E. - November 15, 1995; Value Equity - October 30, 1996; Strategic Total Return - September 30, 1994; Tactical Asset Allocation -June 1, 1995; Balanced - September 30, 1994; Flexible Income - August 5, 1993; Income Plus - April 22, 1992; and Tax-Exempt - April 22, 1992.

     Each Portfolio pays its allocable share of the fees and expenses of the Fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the Fund, IMI or ISI), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Portfolio permits to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of Portfolio shares under federal and state law. The respective investment adviser will reimburse a Portfolio, or waive fees, or both, whenever, in any fiscal year, the total cost to a Portfolio of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds, in the case of the Aggressive Growth, Capital Appreciation, Growth, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, 1.50% of each Portfolio's average daily net assets; in the case of the Tax-Exempt and Income Plus Portfolios, 1.00% and 1.25% of the Portfolio's average daily net assets, respectively. The International Equity and Global Portfolios do not have an expense limitation.

                            INVESTMENT ADVISORY FEES

                                           Advisory Fees After Reimbursement       Advisory Fee Reimbursements
                                    October 31              September 30             October 31                September 30
Portfolio             Adviser     1997        1996        1996         1995       1997        1996           1996        1995

Aggressive Growth       ISI     $130,896     $5,163      $56,761      $30,629   $192,695     $17,394       $169,995     $31,402
International Equity    ISI   $(110,543)        N/A          N/A          N/A   $128,291         N/A            N/A         N/A
Capital Appreciation    IMI      $45,071     $7,502      $19,350    $(11,865)   $193,491     $12,709       $122,710     $55,475
Global                  IMI   $2,224,062   $126,856   $1,130,757     $873,921         --          --             --          --
Growth                  IMI  $11,676,637   $952,996   $5,459,981   $4,292,430         --          --             --          --
C.A.S.E.                ISI    $(96,157)  $(11,137)    $(36,998)           --   $150,161     $13,949        $55,165         N/A
Value Equity            ISI    $(63,589)        N/A          N/A          N/A   $104,638         N/A            N/A         N/A
Strategic Total         ISI     $127,360     $1,140       $5,591    $(14,695)    $96,214     $11,492        $92,079     $39,831
  Return
Tactical Asset          ISI     $120,873     $2,983      $53,542           --    $99,277     $11,829        $28,453         N/A
  Allocation
Balanced                IMI     $(4,940)   $(4,993)    $(21,773)    $(17,689)   $139,247     $13,490       $106,223     $49,201
Flexible Income         IMI      $60,744   $(3,566)     $133,035     $169,696    $95,242     $17,675        $41,410     $16,128
Income Plus             ISI     $416,928    $35,332     $414,023     $402,031         --          --             --          --
Tax-Exempt              ISI     $(7,330)   $(6,243)      $35,970      $78,055   $155,172     $19,367       $123,530     $91,270



     IMI has entered into an Investment Counsel Agreement applicable to each of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios, respectively, wherein Janus Capital Corporation ("Janus Capital"), 100 Fillmore Street, Denver, CO 80206, serves as the investment sub-adviser to each of these Portfolios. The Investment Counsel Agreement for the Growth Portfolio became effective April 22, 1991, the Global Portfolio's Investment Counsel Agreement became effective April 22, 1992, the Flexible Income Portfolio's Investment Counsel Agreement became effective August 5, 1993, and the Balanced and Capital Appreciation Portfolios' respective Investment Counsel Agreements were entered into as of September 30, 1994.

     Fred Alger Management, Inc. ("Alger Management"), 75 Maiden Lane, New York, NY 10038, serves as the investment sub-adviser to the Aggressive Growth Portfolio pursuant to an Investment Counsel Agreement dated as of September 30, 1994 with ISI. Luther King Capital Management Corporation ("Luther King"), 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, serves as the investment sub-adviser to the Strategic Total Return Portfolio pursuant to an Investment Counsel Agreement dated as of September 30, 1994 with ISI. Dean Investment Associates ("Dean Investment"), a Division of C.H. Dean and Associates, Inc., 2480 Kettering Tower, Dayton, Ohio 45423-2480 serves as the investment sub-adviser to the Tactical Asset Allocation Portfolio pursuant to an Investment Counsel Agreement dated as of June 30, 1995 with ISI. C.A.S.E. Management, Inc. ("C.A.S.E."), 5355 Town Center Road, Suite 701, Boca Raton, FL 33486, serves as the investment sub-adviser to the C.A.S.E. Portfolio pursuant to an Investment Counsel Agreement dated November 15, 1995 with ISI. NWQ Investment Management Company, Inc. ("NWQ"), 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as the investment sub-adviser to the Value Equity Portfolio pursuant to an Investment Counsel Agreement dated October 30, 1996 with ISI. Scottish Equitable Investment Management Limited ("Scottish Equitable"), Edinburgh Park, Edinburgh EH12 9SE, Scotland, and GEIM, 3003 Summer Street, Stamford, CT 06905, serve as the investment sub-advisers to the International Equity Portfolio pursuant to respective Investment Counsel Agreements dated February 1, 1997 with ISI.

     AEGON USA Investment Management, Inc. ("AEGON Management"), 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, serves as the investment sub-adviser to the Tax-Exempt Portfolio and the Income Plus Portfolio pursuant to an Investment Counsel Agreement relating to each Portfolio. Each Investment Counsel Agreement was entered into between ISI and AEGON Securities which assigned each Agreement to AEGON Management, the parent of AEGON Securities, on September 30, 1992. AEGON Management is a wholly-owned indirect subsidiary of AEGON USA and thus is an affiliate of ISI and IMI.

     Further discussions of the basic fee arrangements and allocation of responsibilities relating to terms of the Investment Counsel Agreements for each Portfolio are set forth in the Prospectus. Alger Management, Scottish Equitable, GEIM, Janus Capital, C.A.S.E., NWQ, Luther King, Dean Investment and AEGON Management also serve as sub-advisers to certain portfolios of the WRL Series Fund, Inc., a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."



                                SUB-ADVISORY FEES
                            (Net of Fees Reimbursed)
                                October 31                 September 30
Portfolio                    1997          1996           1996         1995
Aggressive Growth          $52,358        $2,065       $22,704      $12,252
International Equity            --           N/A           N/A          N/A
Capital Appreciation       $22,536        $3,751        $9,675           --
Global                  $1,112,031       $63,428      $565,378     $436,960
Growth                  $5,838,319      $476,498    $2,729,990   $2,146,215
C.A.S.E.                        --            --            --          N/A
Value Equity                    --           N/A           N/A          N/A
Strategic Total Return     $50,944          $456        $2,236           --
Tactical Asset             $48,349        $1,193       $21,417          N/A
 Allocation
Balanced                        --            --            --           --
Flexible Income            $30,372            --       $66,517      $84,848
Income Plus               $208,464       $17,666      $207,011     $201,015
Tax-Exempt                      --            --       $17,985      $39,027

Additional   Investment  Advisory  or  Sub-Advisory  Services  Provided  by  the
Sub-Advisers

     The Investment Counsel Agreements between IMI and Janus Capital provide for additional compensation to be paid by IMI to Janus Capital as follows: If on December 31, 1997, and December 31 of each year thereafter ("Target Date") the aggregate actual net assets on that date of the Fund and any other registered investment company sponsored by IMI, containing the name IDEX or with respect to which IMI acts as investment adviser or administrator, and to which Janus Capital provides investment advice (the "Advised Funds") are less than the applicable Target Net Assets specified in Table 1 below, then IMI shall pay to Janus Capital a percentage, as specified in Table 2 below, of the Net Fee otherwise payable to ISI, or any other affiliate of IMI serving as administrator to the Fund for the calendar year following such date (the "Administrator").

                                     TABLE 1

                Target  Date                    Advised Funds Target Net Assets

          December 31, 1997                               $950 million
(and December 31 of each year thereafter)

     The Net Fee of the Administrator shall be the fee received by the Administrator from IMI less any reimbursement from the Administrator in connection with any applicable expense limitation. The percentage of the Net Fee so payable to Janus Capital shall be determined by the percentage that on the applicable Target Date the aggregate actual net assets of the Advised Funds are less than the applicable Target Net Assets of the Advised Funds ("Shortfall of Target") in accordance with Table 2 below:

                                     TABLE 2

Shortfall of Target                              Percentage of Net Fee

      5% - 10% .........................................10%
      Over 10% - 20% ...................................20%
      Over 20% - 30% ...................................30%
      Over 30% .........................................40%

     No additional fees shall be payable to Janus Capital for any year if, for the five-year period ending December 31 of the preceding year, the respective total returns of a majority of the Advised Funds that have the objective of investing primarily in equity securities with such a five-year record (and with respect to which Janus Capital shall have provided investment advice for all of such five years and for the then current year), which in 1997 were IDEX Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios, are not in the top one-third of their respective fund categories as determined by Lipper Analytical Services, Inc. or its successor (or if no successor exists, by a mutually agreed upon statistical service). No additional fees were payable by IMI to Janus Capital for 1997 because Advised Funds Target Net Assets exceeded $950 million on December 31, 1997.

     IMI and Janus Capital also served as investment adviser and sub-adviser, respectively, to certain other funds in the IDEX Group, IDEX Fund and IDEX Fund 3, which were reorganized into Class T shares of IDEX Growth Portfolio on September 20, 1996. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to each portfolio of the Janus Investment Fund and Janus Aspen Series as well as sub-adviser to other mutual funds. Janus Capital also serves as investment adviser to individual, corporate, charitable and retirement accounts. Janus Capital managed approximately $67 billion in assets as of December 31, 1997.

     Janus Capital and AUSA Holding Company ("AUSA") each own 50% of the outstanding stock of IMI. AUSA also owns 100% of the outstanding shares of the Fund's distributor and transfer agent. AUSA is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of Janus Capital, most of which it acquired in 1984. Thomas H. Bailey, President and Chairman of the Boards of Janus Capital and IMI, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services.

The ownership of IMI by AUSA and Janus Capital is the subject of an agreement among IMI, AUSA and Janus Capital (the "joint venture agreement") that currently expires no later than March 31, 1998. It is anticipated that the joint venture agreement will be further extended. As of the date of this Prospectus, AUSA and Janus Capital are engaged in discussions regarding the acquisition by AUSA of the 50% of the outstanding stock of IMI that is currently owned by Janus Capital, which would result in IMI becoming a wholly-owned subsidiary of AUSA. Under the 1940 Act, a change in control of IMI would generally trigger an "assignment" and termination of the Advisory Agreements and Investment Counsel Agreements relating to the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios. New Advisory Agreements and Investment Counsel Agreements relating to each of these Portfolios are subject to the approval of the Board of Trustees, and a majority of outstanding voting securities of such Portfolio.


     Alger Management provides investment advisory services to ISI for the Aggressive Growth Portfolio. Scottish Equitable and GEIM provide investment advisory services to ISI for the International Equity Portfolio. Janus Capital provides investment advisory services to IMI for the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios. C.A.S.E. provides investment advisory services to ISI for the C.A.S.E. Portfolio. NWQ provides investment advisory services to ISI for the Value Equity Portfolio. Luther King provides investment advisory services to ISI for the Strategic Total Return Portfolio. Dean Investment provides investment advisory services to ISI for the Tactical Asset Allocation Portfolio. AEGON Management provides investment advisory services to ISI for the Income Plus and Tax-Exempt Portfolios. Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the Portfolios. Securities frequently meet the investment objectives of one or all of these Portfolios, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

     It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the Portfolios or the amount of securities that may be purchased or sold by a Portfolio at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Portfolios. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the Portfolio(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

                                   DISTRIBUTOR

     The Fund has entered into an Underwriting Agreement with ISI to act as the principal underwriter of Fund shares. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the Investment Advisory Agreements discussed above. A discussion of ISI's responsibilities and charges as principal underwriter of Fund shares is set forth in the Prospectus.


                            UNDERWRITING COMMISSIONS


                                           Commissions Received                             Commissions Retained


                                  October 31              September 30              October 31              September 30
Portfolio                      1997       1996          1996        1995          1997        1996        1996        1995
Aggressive Growth           $330,689     $25,967      $479,802     $228,229     $47,828      $3,677     $65,924     $33,478
International Equity         $48,603         N/A           N/A          N/A      $7,335         N/A         N/A         N/A
Capital Appreciation        $271,016     $47,565      $395,205      $73,332     $42,668      $8,052     $60,768     $10,921
Global                    $2,336,372    $150,015      $938,340     $491,761    $353,015     $20,964    $139,197     $73,278
Growth                    $2,541,907    $191,780    $2,033,743   $1,155,639    $396,160     $28,146    $296,565    $167,446
C.A.S.E.                     $69,637      $4,356       $36,903          N/A     $10,625        $642      $5,443         N/A
Value Equity                $105,441         N/A           N/A          N/A     $15,512         N/A         N/A         N/A
Strategic Total Return      $260,944     $19,972      $234,546      $90,604     $41,330      $3,617     $35,552     $14,667
Tactical Asset Allocation   $208,715     $22,282      $200,817          N/A     $34,415      $2,742     $30,970         N/A
Balanced                    $174,256     $13,157      $128,544      $61,824     $27,931      $2,118     $20,474     $10,074
Flexible Income              $28,133      $2,509       $36,139      $28,794      $4,862        $444      $5,837      $5,736
Income Plus                  $99,411      $7,845      $167,267     $142,265     $17,322      $1,393     $29,744     $26,821
Tax-Exempt                   $25,760      $2,189       $50,307      $22,502      $4,591        $410      $8,771      $4,491


                             ADMINISTRATIVE SERVICES

     Each of IMI and ISI, with respect to the Portfolios they advise, is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with IMI and ISI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser.

     IMI has entered into an Administrative Services Agreement ("Administrative Agreement") with ISI applicable to each of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios. Under each Administrative Agreement, ISI carries out and supervises all of the administrative functions of the Portfolio and incurs IMI's expenses related to such functions. The basic fee arrangement and allocation of responsibilities is set forth in the Prospectus. The amount payable to ISI under the Administrative Agreement will be reduced to the extent that additional compensation is paid by IMI to Janus Capital, as described above under "Additional Investment Advisory or Sub-Advisory Services Provided by the Sub-Advisers."

     The administrative duties of ISI with respect to each Portfolio include: providing the Portfolio with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Portfolio (other than those maintained by the Fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the Portfolio; authorizing expenditures and approving bills for payment on behalf of the Portfolio; and providing executive, clerical and secretarial help needed to carry out its duties.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

     Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105-1307, is Custodian for the Fund. The Custodian is in no way responsible for any of the investment policies or decisions of a Portfolio, but holds its assets in safekeeping and collects and remits the income thereon subject to the instructions of the Fund.

     Idex  Investor  Services,  Inc.,  P.  O.  Box  9015,  Clearwater,   Florida
33758-9015, is the Fund's transfer agent, withholding agent and dividend disbursing agent. Idex Investor Services, Inc. is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of IMI, ISI and AEGON Management. Each Portfolio pays the transfer agent an annual per-account charge of $15.55 for each of its shareholder accounts in existence, $2.71 for each new account opened and $1.62 for each closed account.

     DST Systems Inc. ("DST"), provider of data processing and recordkeeping services for the Fund's transfer agent, is a partially-owned subsidiary of KCSI and, thus, is an affiliate of IMI and Janus Capital. Each Portfolio may use another affiliate of DST as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Portfolio Transactions and Brokerage.")


                              TRANSFER AGENCY FEES


                          Fees and Expenses Net of Brokerage Credits                 Brokerage Credits Received
                              October 31                  September 30               October 31          September 30
Portfolio                   1997       1996             1996       1995            1997      1996       1996      1995

Aggressive Growth        $217,941    $15,460         $141,668    $27,772            --        --         --        --
International Equity      $11,583        N/A              N/A        N/A            --       N/A        N/A       N/A
Capital Appreciation     $133,515     $9,740          $61,086    $22,570            --        --         --        $8
Global                   $628,833    $46,880         $379,409   $341,591            --        --         --      $323
Growth                 $2,811,027   $273,000       $1,537,321   $174,068            --        --         --        --
C.A.S.E.                  $32,500     $2,260           $8,930        N/A            --        --         --       N/A
Value Equity              $20,957        N/A              N/A        N/A            --       N/A        N/A       N/A
Strategic Total           $89,918     $5,772          $40,189    $10,668            --        --         --        --
 Return
Tactical Asset            $71,335     $6,084          $25,499        N/A            --        --         --       N/A
  Allocation
Balanced                  $48,876     $3,500          $26,374     $9,905            --        --         --        --
Flexible Income           $48,615     $8,624          $51,078    $53,822            --        --         --        --
Income Plus               $86,126    $10,000         $113,654   $118,821            --        --         --        --
Tax-Exempt                $34,786     $4,250          $40,367    $35,084            --        --         --        --

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for each of the Portfolios and negotiation of its commission rates are made by its sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Advisory Agreement and Investment Counsel Agreement of each Portfolio specifically provide that in placing portfolio transactions for each of the Portfolios, the sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

     In selecting brokers and dealers and in negotiating commissions, a sub-adviser considers a number of factors, including but not limited to: the sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; the quality of the execution, clearance and settlement services; financial stability; the existence of actual or apparent operational problems of any broker or dealer; and research products and services provided. In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include: furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities. Most brokers and dealers used by the sub-advisers provide research and other services described above.

     The sub-adviser may use research products and services in servicing other accounts in addition to the Portfolio. If the sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that the sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for the sub-adviser.

     When a Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

     The sub-adviser may also consider the sale or recommendation of a Portfolio's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with broker or dealers, the sub-adviser will seek the best execution of each transaction and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     The sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of IMI, ISI or the sub-adviser, including DST Securities, Inc., ISI or Fred Alger & Company, Incorporated. It is anticipated that Fred Alger & Company, Incorporated, an affiliate of Alger Management, will serve as the Aggressive Growth Portfolio's broker in effecting substantially all of the Aggressive Growth Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission ("SEC"). The sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the Fund's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules as often as necessary to determine their continued appropriateness. For the fiscal year ended October 31, 1997 the Aggressive Growth Portfolio paid the following commissions to Fred Alger & Company, Incorporated:

Commissions Paid:
                                                          $78,761
Fiscal 1997
Fiscal 1997 Percentages:                                    99.3%
   Commissions with affiliates to total
     commissions
Value of brokerage transactions with
  affiliates to value of total                              99.4%
     brokerage transactions


     As of October 31, 1997, the Balanced Portfolio owned $190,656 of the common stock of Charles Schwab and Company, Inc. Charles Schwab and Company, Inc. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the Balanced Portfolio during the fiscal year ended October 31, 1997.

     As of October 31, 1997, the Strategic Total Return Portfolio owned a total of $316,125 of the common stock of Merrill Lynch and Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the Strategic Total Return Portfolio during fiscal year ended October 31, 1997.


                              BROKERAGE COMMISSIONS


   Brokerage Commissions Paid        Aggressive    International     Capital
(including Affiliated Brokerage)       Growth        Equity        Appreciation    Global      Growth     C.A.S.E.     Value Equity

      October 31, 1997                $79,346        $6,337         $108,748      $119,665    $1,301,654  $34,840       $10,553
      October 31, 1996                 $5,156           N/A          $14,114        $9,638       $34,732   $3,469           N/A
       September, 1996                $43,591           N/A         $109,526      $109,328      $314,230  $50,714           N/A
       September, 1995                $19,568           N/A          $41,182      $124,068      $930,417      N/A           N/A
    Affiliated Brokerage Paid
      October 31, 1997                $78,761            --              --            --            --       --            --
      October 31, 1996                 $4,711           N/A              --            --            --       --           N/A
       September, 1996                $42,819           N/A              --            --            --       --           N/A
       September, 1995                $18,944           N/A             $11          $431            --      N/A           N/A





   Brokerage Commissions Paid           Strategic     Tactical Asset
(including Affiliated Brokerage)      Total Return      Allocation      Balanced   Flexible    Income Plus     Tax-Exempt
                                                                                    Income
       October 31, 1997                 $26,187         $48,786         $42,482    $101,213         --              --
       October 31, 1996                  $2,089          $2,800          $1,291         ---         --              --
        September, 1996                 $16,340         $34,335         $37,881     $27,515         --              --
        September, 1995                  $9,661             N/A          $9,193      $1,853         --              --
   Affiliated Brokerage Paid
       October 31, 1997                      --              --              --          --         --              --
       October 31, 1996                      --              --              --          --         --              --
        September, 1996                      --              --              --          --         --              --
        September, 1995                      --             N/A              --          --         --              --


     During the fiscal year ended October 31, 1997, Growth, Global, Balanced, Capital Appreciation, Strategic Total Return, Tactical Asset Allocation , C.A.S.E., Value Equity and International Equity Portfolios had transactions in the amounts of $44,883,811, $25,991,953, $1,733,873, $2,175,045, $4,250,488,
$10,257,072,  $11,256,698,  $3,987,751 and $39,456, respectively, which resulted in brokerage commission of $337,375,  $53,688, $6,181, $12,076, $6,403, $24,140,
$24,018, $5,063 and $122, respectively, that were directed to brokers for brokerage and research services provided.

                              TRUSTEES AND OFFICERS
----------
Peter R. Brown
1475 Belcher Road South
Largo, FL   33771
05/10/28

Trustee of IDEX Series Fund; Director of WRL Series Fund, Inc. (investment company); Chairman of the Board of Peter Brown Construction Co., Largo, FL (construction, contractors and engineers); Rear Admiral (Retired), U.S. Navy Reserve, Civil Engineer Corps.

----------
Daniel Calabria
7068 S. Shore Drive S.
South Pasadena, FL  33707
03/05/36

Trustee of IDEX Series  Fund;  Trustee  (1993 - present) and  President  (1993 -
1995) of The Florida Tax Free Funds (mutual funds); Director (1996 - present) of ASM Fund (mutual fund); currently retired; formerly President and Director
(1995) of Sun Chiropractic Clinics, Inc. (medical services); Executive Vice President (1993 - 1995) of William R. Hough & Co. (investment adviser, municipal bond and underwriting firm); President/CEO (1986 - 1992) of Templeton Funds Management, Inc. (investment advisers); and Vice President (1986 - 1992) of all U.S. Templeton Funds (mutual funds).



----------
James L. Churchill
12 Lavington Road
Long Cove
Hilton Head, SC 29928
05/07/30

Trustee of IDEX Series Fund;  currently  retired;  formerly,  President  (1981 -
1990) and Executive Vice President (1979 - 1981) of the Avionics Group of Rockwell International Corporation, Cedar Rapids, Iowa (supplier of aviation electronics).

----------
Thomas E. Pierpan(2)
10/18/43

Vice President, Associate General Counsel and Secretary (December 1997 - present), of IDEX Series Fund; Vice President, Associate General Counsel and Secretary (December 1997 - present), Assistant Secretary (March 1995 - December
1997) of WRL Series Fund, Inc. (investment company); Assistant Vice President, Counsel and Assistant Secretary of InterSecurities, Inc. (November 1997 - present) (broker-dealer); Vice President (November 1993 - present), Associate General Counsel (February 1995 - present) and Assistant Secretary (February 1995
- present), Assistant Vice President (November 1992 - November 1993) Western Reserve Life Assurance Co. of Ohio (life insurance).

----------
William H. Geiger(2)
06/01/47

Vice President (November 1990 to present), Secretary (June 1990 to March 1994) and Assistant Secretary (March 1994 to present) of IDEX Series Fund; former Vice President and Assistant Secretary of IDEX Fund and IDEX Fund 3; Secretary (June 1990 to March 1994) and Assistant Secretary (March 1994 to present) of WRL Series Fund, Inc. (investment company); Senior Vice President, Secretary and General Counsel (July 1990 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Secretary (November 1990 to present) of Idex Management, Inc. (investment adviser); Secretary (May 1990 to present) and Director (April 1991 to present) of InterSecurities, Inc. (broker-dealer); Secretary (September 1992 to present) of ISI Insurance Agency, Inc.; Secretary (May 1990 to present) of Idex Investor Services, Inc. (transfer agent); Vice President, Secretary and General Counsel (May 1990 to February 1991) of Pioneer Western Corporation and Secretary of its subsidiaries (financial services).

----------
Ronald L. Hall (2)
12/05/48

Senior Vice President, Sales and Marketing (September 1996 to present) of IDEX Series Fund; Vice President (November 1995 to Present) of InterSecurities, Inc.; Regional Marketing Director (March 1995 to November 1995) of Western Reserve Life Assurance Co. of Ohio; President (March 1991 to March 1995) of Herzfeld Hall & Associates, Inc./MCC Securities, Inc.; Vice President (November 1987 to March 1991) of Western Reserve Life Assurance Co. of Ohio.

---------
Charles C. Harris
35 Winston Drive
Clearwater, FL   33756
07/15/30

Trustee of IDEX Series Fund; Director (March 1994 - present) of WRL Series Fund, Inc. (investment company); currently retired (1988 - present); Senior Vice President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio (life insurance); Vice President, Treasurer (1968 - 1988), Director (1968 -
1987), Pioneer Western Corporation (financial services); Vice President of WRL Series Fund, Inc. (1986 - December 1990) (investment company).

---------
G. John Hurley(2)
09/12/48

President and Chief Executive Officer (September 1990 to present), Trustee (June 1990 to present) and Executive Vice President (June 1988 to September 1990) of IDEX Series Fund; former President and Chief Executive Officer and Trustee of IDEX Fund and IDEX Fund 3; Executive Vice President (June 1993 to present) and Director (March 1994 to present) of WRL Series Fund, Inc. (investment company); President, Chief Executive Officer and Director (May 1988 to present) of InterSecurities, Inc. (broker-dealer); President (September 1992 to present) of ISI Insurance Agency, Inc.; Executive Vice President (April 1993 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); President, Chief Executive Officer and Director (1983 to November 1990) of PW Securities, Inc. (broker-dealer); President, Chief Executive Officer and Director (September 1990 to present) and Executive Vice President and Director (May 1988 to September
1990) of Idex Management, Inc. (investment adviser); President and Director (May 1988 to present) of Idex Investor Services, Inc. (transfer agent); Assistant Vice President (September 1991 to September 1992) of AEGON USA Managed Portfolios, Inc. (financial services); Vice President (May 1988 to February 1991) of Pioneer Western Corporation (financial services). Mr. Hurley was employed by Pioneer Western Corporation in various executive positions from 1972 until February 1991.

----------
John R. Kenney(2)
02/08/38

Trustee (1987 to present), Chairman (December 1989 to present) and President and Chief Executive Officer (1987 to September 1990) of IDEX Series Fund; Chairman of the Board (1986 to present) of WRL Series Fund, Inc. (investment company); President and Director (1985 to September 1990) and Director (December 1990 to present) of Idex Management, Inc. (investment adviser); Chairman (1988 to present) and Director (1985 to present) of InterSecurities, Inc. (broker-dealer); Director (October 1992 to present) of ISI Insurance Agency, Inc.; President and Chief Executive Officer, (1978 to 1987), Chairman and Chief Executive Officer (1987 to 1992) and Chairman, President and Chief Executive Officer (1992 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Senior Vice President (May 1992 to present) of AEGON USA, Inc. (financial services holding company); Chairman and Chief Executive Officer (1988 to February 1991), President and Chief Executive Officer (1988 to 1989), Executive Vice President (1972 to 1988) and Director (1976 to February 1991) of Pioneer Western Corporation (financial services). Mr. Kenney is also the brother-in-law of Jack Zimmerman, a trustee of the Fund.

---------
Julian A. Lerner
One Spurling Plaza, Suite 208
12850 Spurling Road
Dallas, TX  75230
11/12/24

Trustee of IDEX Series Fund; currently retired; Trustee of American Skandia Trust; Director of American Skandia Advisory Funds; Trustee of American Skandia Master Trust; Director of Atlas Assets, Inc. (mutual fund); Trustee of Atlas Insurance Trust (variable annuity); formerly Investment Consultant (1995 - 1996) and Sr. Vice President (1987 - 1995) of Aim Capital Management (investment adviser).

---------
Thomas R. Moriarty(2)
05/03/51

Senior Vice President (March 1995 to present), Treasurer and Principal Financial Officer (December 1996 to present), Vice President and Principal Accounting Officer (November 1990 to March 1995) and Principal Accounting Officer (1988 to September 1990) of IDEX Series Fund; former Senior Vice President of IDEX Fund and IDEX Fund 3; Senior Vice President (June 1991 to present) and Vice President (1988 to June 1991) of InterSecurities, Inc. (broker-dealer); Senior Vice President (September 1992 to present) of ISI Insurance Agency, Inc.; President (November 1990 to present) and Vice President (1988 to November 1990) of PW Securities, Inc. (broker-dealer); Senior Vice President (June 1991 to present) and Vice President (1988 to June 1991) of Idex Investor Services, Inc. (transfer agent); Vice President (November 1990 to present) and Assistant Vice President (1988 to September 1990) of Idex Management, Inc. (investment adviser); Vice President (June 1993 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Assistant Vice President (September 1991 to September 1992) of AEGON USA Managed Portfolios, Inc. (financial services); President (November 1990 to December 1992) and Vice President (1988 to November 1990) of PW Securities, Inc. (broker-dealer). Mr. Moriarty was employed by Pioneer Western Corporation in various executive positions from 1984 to February 1991.

----------
Christopher G. Roetzer(2)
01/11/63

Vice President, Assistant Treasurer and Principal Accounting Officer (March 1997 to Present); Principal Accounting Officer (March 1995 to March 1997) and Assistant Vice President (November 1990 to March 1997) of IDEX Series Fund; former Principal Accounting Officer of IDEX Fund and IDEX Fund 3; Assistant Vice President and Controller (May 1988 to present) of InterSecurities, Inc. (broker-dealer); Assistant Vice President (September 1992 to present) of ISI Insurance Agency, Inc.; Assistant Vice President and Controller (May 1988 to present) of Idex Investor Services, Inc. (transfer agent); Assistant Vice President (November 1990 to present) of Idex Management, Inc. (investment adviser); Assistant Vice President and Assistant

Controller  (April 1988 to May 1988) and Accounting  Manager (June 1986 to April
1988) of Western Reserve Life Assurance Co. of Ohio (life insurance); and Auditor (September 1984 to June 1986) of Peat, Marwick, Mitchell & Co. (CPA firm).

---------
William W. Short, Jr.
12420 73rd Court
Largo, FL   33773
02/25/36

Trustee of IDEX Series Fund; President and sole shareholder of Shorts, Inc. (men's retail apparel); Chairman of Southern Apparel Corporation and S.A.C. Apparel Corporation and S.A.C. Distributors (nationwide wholesale apparel distributors), Largo, Florida; Member of Advisory Board of Barnett Banks of Pinellas County; Trustee of Morton Plant Hospital Foundation; former Chairman of Advisory Board of First Florida Bank, Pinellas County, Florida.

---------
Jack E. Zimmerman
507 Saint Michel Circle
Kettering, OH  45429
02/03/28

Trustee of IDEX Series Fund; Director (1987 to present), Western Reserve Life Assurance Co. of Ohio (life insurance); currently retired; formerly, Director, Regional Marketing (September 1986 to January 1993) Martin Marietta Corporation, Dayton (aerospace industry); Director of Strategic Planning (January 1986 to September 1986) of Martin Marietta Baltimore Aerospace. Mr. Zimmerman is also the brother-in-law of John Kenney, Trustee and Chairman of the Fund.

---------------------------------------------------

(1) The principal business address of each person listed, unless otherwise indicated, is P.O. Box 9015, Clearwater, FL 33758- 9015.

(2)  Interested Person (as defined in the 1940 Act) of the Fund.

     The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of either ISI, IMI or their affiliates. Disinterested Trustees (i.e., Trustees who are not affiliated with ISI, IMI or any of the sub-advisers) receive for each regular Board meeting: (a) a total annual retainer fee of $13,000 from the Fund, of which the Fund pays a pro rata share allocable to each Portfolio based on the relative assets of the Portfolio; plus (b) $2,250 and incidental expenses per meeting attended. Three of the Disinterested Trustees have been elected to serve on the Fund's Audit Committee, which meets twice annually. Each Audit Committee member receives a total of $250 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $500 per special meeting attended in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of IMI or ISI are paid by IMI and/or ISI and not by the Fund or the Fund Complex. Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund and/or WRL Series Fund, Inc., to a Disinterested --- Trustee or Director on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a Portfolio of the Fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the Portfolios of the Fund.

     The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscal year ended October 31, 1997.


                               COMPENSATION TABLE

                                    Aggregate            Pension Or Retirement       Total Compensation Paid to
                                Compensation From     Benefits Accrued As Part of        Trustees from Fund
Name of Person, Position        IDEX Series Fund *           Fund Expenses                   Complex**
                                    10/31/97                   10/31/97                      10/31/97
Peter R. Brown, Trustee              $22,500                    $22,500                       $32,500
Daniel Calabria, Trustee             $22,000                     $6,875                       $22,000
James L. Churchill, Trustee          $22,000                    $17,600                       $22,000
Charles C. Harris, Trustee           $22,500                         $0                       $32,500
Julian A. Lerner, Trustee            $22,000                         $0                       $22,000
William W. Short, Jr., Trustee       $22,500                         $0                       $22,500
Jack E. Zimmerman, Trustee           $22,000                    $22,000                       $22,000
Total                               $155,500                    $68,975                      $175,500


* Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees at October 31, 1997 were as follows: Peter R. Brown, $24,227; Daniel Calabria, $7,169; James L. Churchill, $18,514; and Jack E. Zimmerman, $24,429.

** The Fund Complex consists of IDEX Series Fund (including IDEX Fund and IDEX Fund 3 prior to their reorganization into IDEX Series Fund on September 20,
     1996) and WRL Series Fund, Inc.

     The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the Fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any Fund matter. While serving as such, a trustee emeritus is entitled to receive from the Fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the Fund, plus reimbursement of expenses incurred for attendance at Board meetings.

     The Fund has an executive committee whose members currently are John R. Kenney, G. John Hurley and Peter R. Brown. The executive committee may perform all of the functions which may be performed by the Board of Trustees, except as set forth in the Declaration of Trust and By-Laws of the Fund or as prohibited by applicable law.

     During the fiscal year ended October 31, 1997, the Fund paid $159,498 in trustees fees and expenses and no trustee emeritus fees or expenses. As of January 30, 1998, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the Aggressive Growth, International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios.

                               PURCHASE OF SHARES

     As stated in the Prospectus, each Portfolio offers investors a choice of three classes of shares, and the Growth Portfolio includes a fourth class, Class T shares. Class A, Class B or Class C shares of a Portfolio can be purchased through ISI or through broker-dealers or other financial institutions that have sales agreements with ISI. Class T shares of IDEX Growth Portfolio are not available to new investors; only existing Class T shareholders (former shareholders of IDEX Fund and IDEX Fund 3) can purchase Class T shares of the Growth Portfolio. Shares of each Portfolio are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the Fund plus the applicable sales charge in the case of Class A and Class T shares. The Prospectus contains detailed information about the purchase of Portfolio shares.

                               DISTRIBUTION PLANS

     As stated in the Prospectus under "Investment Advisory and Other Services," each Portfolio has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B and Class C shares of the Portfolio. Class T shares of the Growth Portfolio are not subject to annual distribution and service fees.

     Under the Plans for Class A shares (the "Class A Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.35%, and an annual service fee of up to 0.25%, of the average daily net assets of the Portfolio's Class A shares; however, to the extent that the Portfolio pays service fees, the amount which the Portfolio may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of the Portfolio's Class A shares.

     Under the Plans for Class B shares (the "Class B Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25%, of the average daily net assets of the Portfolio's Class B shares.

     Under the Plans for Class C shares (the "Class C Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the Portfolio's Class C shares; however, the total fee payable pursuant to the Class C Plan may not on an annualized basis exceed 0.90% of the average daily net assets of the Portfolio's Class C shares.

     ISI may use the fees payable under the Class A, Class B and Class C Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B or Class C shares, respectively, or in personal service to and/or maintenance of Class A, Class B or Class C shareholder accounts, respectively. For each class, these activities and expenses may include, but are not limited to compensation to employees of ISI; compensation to and expenses of ISI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the cost of preparing, printing and distributing sales literature and advertising materials.

     Under the Plans, as required by Rule 12b-1, the Board of Trustees will review at least quarterly a written report provided by ISI of the amounts expended by ISI in distributing and servicing Class A, Class B or Class C shares of the Portfolio and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund.

     A Plan may be terminated as to a class of shares of a Portfolio at any time by vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the non-interested Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto ("non-interested Trustees"), cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a Portfolio requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Fund's Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

     Distribution related expenses incurred by ISI for the fiscal year ended October 31, 1997 were as follows. These expenses have been partially reimbursed to ISI by the 12b-1 arrangements with the Fund.


                                                      Aggressive Growth                       International Equity
                                                 A            B           C               A           B            C
                                              Shares       Shares      Shares           Shares      Shares       Shares

Advertising                                    $2,014        $415         $285            $289        $78          $57
Printing/mailing
 Prospectuses to other
 than current shareholders                    $19,198      $4,404       $2,753          $2,500       $832         $524
Compensation to underwriters                  $28,220        $963       $2,779          $2,397         --          $99
Compensation to dealers                       $36,811      $1,025       $3,760            $513         --          $84
Compensation to sales personnel               $13,731      $3,073       $1,974          $1,795       $517         $353
Interest or other finance charges                  --          --           --              --         --           --
Travel                                         $3,566        $805         $522            $577       $178         $118
Office Expenses                               $13,001      $3,206       $1,957          $2,070       $763         $454
Administrative Processing Costs                $4,406      $1,747       $1,666            $962       $924         $959
TOTAL                                        $120,947     $15,638      $15,696         $11,103     $3,292       $2,648


                                                    Capital Appreciation                              Global
                                                  A            B           C                A            B             C
                                               Shares       Shares      Shares            Shares      Shares         Shares
Advertising                                    $1,997        $319        $181            $13,918       $5,955        $3,308
Printing/mailing
 Prospectuses to other
 than current shareholders                    $19,435      $3,275      $1,922           $142,396      $60,125       $32,424
Compensation to underwriters                  $31,038        $639      $2,875           $170,454       $2,427       $12,302
Compensation to dealers                       $17,069        $676      $6,670           $268,661       $2,107       $25,565
Compensation to sales personnel               $13,594      $2,241      $1,243            $98,318      $41,558       $22,533
Interest or other finance charges                  --          --          --                 --           --            --
Travel                                         $3,242        $543        $336            $25,977      $11,850        $6,387
Office Expenses                               $11,879      $2,103      $1,390           $101,550      $46,487       $24,489
Administrative Processing Costs                $2,966      $1,597      $1,496            $11,317       $2,738        $2,664
TOTAL                                        $101,220     $11,393     $16,113           $832,591     $173,247      $129,672



                                                      Growth                                   C.A.S.E.
                                            A            B           C                A           B           C
                                          Shares       Shares      Shares           Shares      Shares      Shares
Advertising                               $20,737     $1,422      $1,274             $409       $202          $421
Printing/mailing
 Prospectuses to other
 than current shareholders               $209,178    $14,631     $11,824           $3,581     $2,052        $3,198
Compensation to underwriters             $399,579     $1,719      $9,546           $3,286       $156        $1,267
Compensation to dealers                $1,086,622     $2,376     $23,138           $2,579       $570        $1,532
Compensation to sales personnel          $144,107    $10,059      $8,652           $2,631     $1,518        $2,544
Interest or other finance charges              --         --          --               --         --            --
Travel                                    $37,281     $2,578      $2,072             $637       $380          $639
Office Expenses                          $143,873    $10,086      $7,151           $2,081     $1,420        $1,786
Administrative Processing Costs           $36,766     $2,352      $2,734           $1,451     $1,334        $1,341
TOTAL
                                       $2,078,143    $45,223     $66,391          $16,655     $7,632       $12,728


                                                        Value Equity                       Strategic Total Return
                                             A            B           C                A            B            C
                                           Shares       Shares      Shares           Shares       Shares       Shares
Advertising                                   $454         $265       $144            $1,561        $484         $491
Printing/mailing
 Prospectuses to other
 than current shareholders                  $5,304       $3,385     $1,662           $16,680      $4,717       $4,664
Compensation to underwriters                $2,795           --     $1,019           $25,777      $1,207       $4,721
Compensation to dealers                     $1,783           --       $174           $13,446        $497       $1,870
Compensation to sales personnel             $3,635       $2,410     $1,040           $11,211      $3,337       $3,395
Interest or other finance charges               --           --         --                --          --           --
Travel                                      $1,080         $662       $343            $3,053        $926         $945
Office Expenses                             $4,639       $2,911     $1,529           $12,477      $3,499       $3,480
Administrative Processing Costs             $1,034         $983       $992            $2,219      $1,494       $1,498
TOTAL                                      $20,724      $10,616     $6,903           $86,424     $16,161      $21,064



                                                Tactical Asset Allocation                        Balanced
                                                A            B           C                A           B            C
                                              Shares       Shares      Shares           Shares      Shares       Shares
Advertising                                   $1,339         $800        $616             $948        $304        $165
Printing/mailing
 Prospectuses to other
 than current shareholders                   $13,290       $8,873      $6,180           $9,995      $3,396      $1,594
Compensation to underwriters                 $19,195       $3,724      $6,666          $18,459        $127        $945
Compensation to dealers                       $5,761       $1,812      $3,815           $6,777        $402      $1,909
Compensation to sales personnel               $9,388       $6,216      $4,297           $6,650      $2,379      $1,148
Interest or other finance charges                 --           --          --               --          --          --
Travel                                        $2,293       $1,593      $1,086           $1,832        $580        $309
Office Expenses                               $8,546       $6,495      $4,138           $7,462      $2,362      $1,152
Administrative Processing Costs               $1,793       $1,561      $1,489           $1,783      $1,323      $1,373
TOTAL                                        $61,605      $31,074     $28,287          $53,906     $10,873      $8,595

                                                      Flexible Income                           Income Plus
                                                A            B           C               A           B            C
                                             Shares       Shares      Shares           Shares      Shares       Shares
Advertising                                   $487           $57         $72             $1,923      $204          $395
Printing/mailing
 Prospectuses to other
 than current shareholders                  $5,128          $675        $957            $19,342    $2,177        $3,512
Compensation to underwriters               $25,660          $145        $772             $7,088       $89          $634
Compensation to dealers                    $14,346          $319      $1,305           $156,182      $685        $6,559
Compensation to sales personnel             $3,439          $446        $600            $13,238    $1,511        $2,661
Interest or other finance charges               --            --          --                 --        --            --
Travel                                        $897          $115        $158             $3,424      $387          $697
Office Expenses                             $3,613          $498        $755            $13,220    $1,547        $2,363
Administrative Processing Costs             $1,965        $1,234      $1,323             $3,214    $1,271        $1,414
TOTAL
                                           $55,535        $3,489      $5,942           $217,631    $7,871       $18,235


                                                        Tax-Exempt
                                                A            B          C
                                             Shares       Shares      Shares
Advertising                                     $703         $28        $128
Printing/mailing
 Prospectuses to other
 than current shareholders                    $6,917        $341        $988
Compensation to underwriters                  $3,349        $115        $483
Compensation to dealers                      $55,941        $147      $1,368
Compensation to sales personnel               $4,814        $209        $811
Interest or other finance charges                 --          --          --
Travel                                        $1,219         $60        $210
Office Expenses                               $4,574        $280        $607
Administrative Processing Costs               $1,783      $1,210      $1,293
TOTAL                                        $79,300      $2,390      $5,888


     Class T shares of the Growth Portfolio are not subject to annual distribution and service fees.

                          NET ASSET VALUE DETERMINATION

                  As stated in the Prospectus, net asset value is determined separately for each class of shares of a Portfolio on each day as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on
(i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the Portfolio; (ii) days during which no shares of the Portfolio are tendered for redemption and no orders to purchase shares of that Portfolio are received; or
(iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of a Portfolio is determined by dividing the total value of the Portfolio's securities, receivables and other assets allocable to that class by the total number of shares outstanding of that class. The public offering price of a Class A, Class B, Class C or Class T share of a Portfolio is the net asset value per share plus, in the case of Class A and Class T shares, the applicable sales charge. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as the Portfolio's sub-adviser, under the supervision of the Board of Trustees, decide in good faith.


                 OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:


                            Net Asset Value Per Share          Add Maximum         Amount of Sales
As of October 31, 1997    (net assets shares outstanding)   Selling Commissions        Charge           Offering Price Per Share
Aggressive Growth

Class A                              $18.77                        5.50%                1.09%                   $19.86
Class B                              $18.58                          --                  --                     $18.58
Class C                              $18.61                          --                  --                     $18.61
International Equity
Class A                              $10.57                        5.50%                .62%                    $11.19
Class B                              $10.52                          --                  --                     $10.52
Class C                              $10.53                          --                  --                     $10.53
Capital Appreciation
Class A                              $15.90                        5.50%                .93%                    $16.83
Class B                              $15.74                          --                  --                     $15.74
Class C                              $15.77                          --                  --                     $15.77
Global
Class A                              $23.74                        5.50%                1.38%                   $25.12
Class B                              $23.38                          --                  --                     $23.38
Class C                              $23.30                          --                  --                     $23.30
Growth
Class A                              $25.04                        5.50%                1.46%                   $26.50
Class B                              $24.55                          --                  --                     $24.55
Class C                              $24.62                          --                  --                     $24.62
Class T                              $25.31                        8.50%                2.35%                   $27.66
C.A.S.E.
Class A                              $12.90                        5.50%                .75%                    $13.65
Class B                              $12.85                          --                  --                     $12.85
Class C                              $12.86                          --                  --                     $12.86
Value Equity
Class A                              $11.71                        5.50%                .68%                    $12.39
Class B                              $11.67                          --                  --                     $11.67
Class C                              $11.67                          --                  --                     $11.67
Strategic Total Return
Class A                              $15.91                        5.50%                .93%                    $16.84
Class B                              $15.89                          --                  --                     $15.89
Class C                              $15.90                          --                  --                     $15.90
Tactical Asset Allocation
Class A                              $13.19                        5.50%                .77%                    $13.96
Class B                              $13.18                          --                  --                     $13.18
Class C                              $13.18                          --                  --                     $13.18
Balanced
Class A                              $14.34                        5.50%                .83%                    $15.17
Class B                              $14.33                          --                  --                     $14.33
Class C                              $14.33                          --                  --                     $14.33
Flexible Income
Class A                              $9.75                         4.75%                .49%                    $10.24
Class B                              $9.75                           --                  --                     $9.75
Class C                              $9.75                           --                  --                     $9.75
Income Plus
Class A                              $10.96                        4.75%                .55%                    $11.51
Class B                              $10.96                          --                  --                     $10.96
Class C                              $10.96                          --                  --                     $10.96
Tax-Exempt
Class A                              $11.75                        4.75%                .59%                    $12.34
Class B                              $11.74                          --                  --                     $11.74
Class C                              $11.75                          --                  --                     $11.75


                        DIVIDENDS AND OTHER DISTRIBUTIONS

     As indicated in the Prospectus, an investor may choose among several options with respect to dividends and capital gain distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date, unless the shareholder has elected another distribution option as described in the Prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares of a Portfolio are anticipated to be lower than the per share income dividends on Class A shares of that Portfolio, and Class T shares of the Growth Portfolio, as a result of higher distribution and service fees applicable to the Class B and Class C shares.

                              SHAREHOLDER ACCOUNTS

     Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the Prospectus.

                                RETIREMENT PLANS

     As stated in the Prospectus, the Fund offers several types of retirement plans that an investor may establish to invest in shares of a Portfolio with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals and for Individual Retirement Accounts, Code Section 401(k) Plans and Simplified Employee Pension Plans are available by calling or writing IDEX Customer Service. These plans require the completion of separate applications which are also available from IDEX Customer Service. Investors Fiduciary Trust Company ("IFTC"), Kansas City, Missouri, acts as the custodian or trustee under these plans for which it charges an annual fee of up to $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of IFTC and your combined retirement account balances per taxpayer ID number are more than $50,000, there is generally no fee. Shares of a Portfolio are also available for investment by Code Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. The Tax Exempt Portfolio is not well-suited as an investment vehicle for tax-deferred retirement plans which cannot benefit from tax-exempt income and whose distributed earnings are taxable to individual recipients as ordinary income. To receive additional information or forms on these plans, please call IDEX Customer Service at (888) 233-4339 (toll free) or write the Idex Investor Services, Inc. at P. O. Box 9015, Clearwater, Florida 33758-9015. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

     Shareholders may redeem their shares at any time at any price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form as prescribed in the Prospectus. Payment will ordinarily be made within three days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Portfolio's net assets at the time of redemption. Class B shares and certain Class A share purchases are also subject to a contingent deferred sales charge upon certain redemptions. The Prospectus describes the requirements and procedures for the redemption of shares.

     Shares will normally be redeemed for cash, although each Portfolio retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in-kind, shareholders may appeal the valuation of such securities by writing to the Fund.

     Redemption of shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

     The Contingent Deferred Sales Charge ("CDSC") is waived on redemptions of Class B shares in the circumstances described below:

     (a)  Redemption upon Total Disability or Death

     The Fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a Class B shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The Transfer Agent or Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

     (b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC will be waived on redemptions made under the Plan subject to the limitations described below.

     The amount of the shareholder's investment in a Fund at the time election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (c)  Reinvestment Privilege

     The CDSC is also waived on redemption of Class B shares as it relates to the reinvestment of redemption proceeds in Class B shares of another IDEX Portfolio within 90 days after redemption.

     (d)  Certain Retirement Plan Withdrawals

     The Fund will waive the CDSC on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules or withdrawals based on life expectancy under applicable IRS rules). This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.


                                      TAXES

     Each Portfolio has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from futures contracts) derived with respect to its business of investing in securities; (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or futures contracts that were held for less than three months (the "Short-Short Limitation") (however, this requirement has been repealed for tax years beginning after August 5, 1997); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     A Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

     If the Tax-Exempt Portfolio invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to that Portfolio's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that Portfolio realizes capital gains as a result of market transactions, any distributions of that gain also will be taxable to its shareholders.

     Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by the Tax-Exempt Portfolio and the value of its portfolio securities would be affected. In that event, the Tax-Exempt Portfolio will re-evaluate its investment objective and policies.

     Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Global Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Global Portfolio will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Each Portfolio, except the Tax-Exempt Portfolio, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of foreign currencies that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months; however, the Short-Short Limitation has been repealed for federal tax purposes for tax years beginning after August 5, 1997. The Short-Short Limitation also has been repealed in most states. In states where the limitation has not been formally repealed , such as California and Massachusetts, the states have indicated that they will not enforce the limitation for tax years beginning after August 5, 1997.

     If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to continue to qualify as an RIC.

     The treatment of income dividends and capital gain distributions by a Portfolio to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a Portfolio's management or of its investment policies and practices by any governmental authority.

     Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                             PRINCIPAL SHAREHOLDERS

     To the knowledge of the Fund, as of January 30, 1998, no shareholder owned beneficially or of record 5% or more of the outstanding shares of beneficial interest of each of the Aggressive Growth, International Equity, Capital Appreciation, Global, C.A.S.E., Value

Equity, Strategic Total Return, Tactical Asset Allocation, Balanced, Flexible Income or Tax-Exempt Portfolios, with the following exceptions: Patrick J. Logue was record owner of approximately 5% of the Balanced Portfolio, and ISI owned beneficially or of record approximately 6% of the C.A.S.E. Portfolio and 23% of the International Equity Portfolio. As of January 30, 1998, certain affiliates of ISI and AEGON Management were the record owners of shares of beneficial interest of the Income Plus Portfolio, as follows: AUSA Life Insurance Company owned approximately 8%, and Bankers United Life Assurance Company owned approximately 2%. As of January 2, 1997, State Street Bank and Trust Company as Trustee for the ConAgra Retirement Income Savings Plan, Boston, Massachusetts, owned approximately 9% of the outstanding shares of beneficial interest of the Growth Portfolio.

                                  MISCELLANEOUS

Organization

     The Portfolios are series of the Fund, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

     On October 1, 1993, in a tax-free reorganization, the Flexible Income Portfolio acquired all of the assets and assumed all of the liabilities of IDEX Total Income Trust ("IDEX Total") in exchange for shares of the Flexible Income Portfolio which were then distributed to IDEX Total shareholders. All historical financial and performance information set forth in this Statement of Additional Information relates to IDEX Total prior to the date it was reorganized into the Flexible Income Portfolio.

     On September 20, 1996 in a tax-free reorganization, IDEX Growth Portfolio (formerly IDEX II Growth Portfolio) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Growth Portfolio which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund.

Shares of Beneficial Interest

     The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund have no preemptive, cumulative voting, conversion or subscription rights. Shares of the Fund are fully transferable but the Fund is not bound to recognize any transfer until it is recorded on its books.

     The shares of beneficial interest of each Portfolio are divided into three classes, Class A, Class B and Class C shares; the Growth Portfolio includes a fourth class, Class T shares. Each class represents interests in the same assets of the Portfolio and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares are subject to an initial sales charge; Class B shares are subject to a contingent deferred sales charge, or back-end load, at a declining rate; Class B and Class C shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of the Growth Portfolio are subject to an initial sales charge, but no annual distribution and service fees. Class T shares are not available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Portfolio by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

     The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding shares of the Fund. Vacancies may be filled by majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Fund's bylaws or the Trustees.

Legal Counsel and Auditors

     Sutherland,   Asbill  &  Brennan  LLP,  1275  Pennsylvania   Avenue,  N.W.,
Washington, D.C. 20004, serves as counsel to the Fund and certain of its affiliates. Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent accountants for the Fund.

Registration Statement

     This Statement of Additional Information and the Prospectus for the Portfolios do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.

                             PERFORMANCE INFORMATION

     The  Prospectus   contains  a  brief  description  of  how  performance  is
calculated.

     Quotations of average annual total return for a particular class of shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:


                             T=(((ERV / P) 1/N))-1)


(where P = a hypothetical initial investment of $1,000; T = the average annual total return; N = the number of years; and ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period). All average annual total return figures reflect the deduction of a proportionate share of each Portfolio's expenses on an annual basis, and assume that the maximum sales load (Class A and Class T shares) is deducted from the initial $1,000 investment and all dividends and distributions are paid in additional shares.


                           Average Annual Total Return

                                                  Aggressive Growth                                International Equity
AS OF OCTOBER 31, 1996                                  Class                                             Class
                                          A               B                C               A                B                C

INCEPTION DATE                       12/02/94         10/01/95        12/02/94         02/01/97         02/01/97         02/01/97
SALES CHARGE                            5.50%                *              --            5.50%                *               --
12B-1 FEE                               0.35%            1.00%           0.90%            0.35%            1.00%            0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                                 17.85%           19.47%          24.50%              --                --               --
5 years                                    --               --              --              --                --               --
10 years                                   --               --              --              --                --               --
Inception                              26.35%            6.69%          28.47%           0.11%             0.20%            5.30%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                 24.71%           24.47%          24.50%              --                --               --
5 years                                    --               --              --              --                --               --
10 years                                   --               --              --              --                --               --
Inception                              28.82%            8.02%          28.47%           5.70%             5.20%            5.30%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                                 24.71%           24.47%           24.50%             --                --               --
5 years                                    --               --               --             --                --               --
10 years                                   --               --               --             --                --               --
Inception                             109.13%           17.44%          107.47%          5.86%             5.38%            5.70%


                                          Capital Appreciation                                    Global
AS OF OCTOBER 31, 1996                           Class                                             Class
                                   A               B                C                A               B                C
INCEPTION DATE                 12/02/94        10/01/95         12/02/94         10/01/92        10/01/95        10/01/93
SALES CHARGE                      5.50%               *               --            5.50%               *              --
12B-1 FEE                         0.35%           1.00%            0.90%            0.35%           1.00%           0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                          (1.63)%         (1.44)%           3.64%            15.98%          17.53%          22.72%
5 years                              --              --              --            19.65%              --              --
10 years                             --              --              --                --              --              --
Inception                        18.21%          10.37%          20.01%            21.30%          21.38%          19.65%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                            4.09%           3.56%           3.64%            22.72%          22.53%          22.72%
5 years                              --              --              --            21.01%              --              --
10 years                             --              --              --                --              --              --
Inception                        20.53%          11.66%          20.01%            22.66%          22.54%          19.65%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                           4.09%            3.56%           3.64%             22.66%         22.53%          22.72%
5 years                             --               --              --            159.51%             --              --
10 years                            --               --              --                 --             --              --
Inception                        5.20%            5.30%          70.12%            182.13%         52.72%         108.02%


                                                 Growth                                           C.A.S.E.
AS OF OCTOBER 31, 1996                           Class                                             Class
                                    A           B          C         T                A              B              C
INCEPTION DATE                 05/08/86    10/01/95   10/01/93    9/20/96         02/01/96        2/01/96        2/01/96
SALES CHARGE                      5.50%           *         --      8.50%            5.50%              *             --
12B-1 FEE                         0.35%       1.00%      0.90%         0%            0.35%          1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                           10.00%      11.11%     16.19%      6.64%           21.25%         22.62%         27.73%
5 years                          14.00%          --         --     13.89%               --             --             --
10 years                         17.21%          --         --     16.94%               --             --             --
Inception                        15.91%      16.26%     15.06%     16.32%           15.15%         16.23%         18.37%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                           16.40%      16.11%     16.19%     16.54%           28.31%         27.62%         27.73%
5 years                          15.30%          --         --     15.93%               --             --             --
10 years                         17.87%          --         --     17.99%               --             --             --
Inception                        16.49%      17.48%     15.06%     17.16%           18.94%         18.27%         18.37%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                           16.40%      16.11%     16.19%     16.54%           28.31%         27.62%         27.73%
5 years                         103.76%          --         --    109.43%               --             --             --
10 years                        417.86%          --         --    422.80%               --             --             --
Inception                       476.82%      39.89%     77.30%    613.17%           35.39%         34.05%         34.26%




                                              Value Equity                                    Strategic Total Return
AS OF OCTOBER 31, 1996                          Class                                                Class
                                    A              B              C                  A                  B                 C
INCEPTION DATE                  02/01/97       02/01/97       02/01/97           12/02/94           10/01/95          12/02/94
SALES CHARGE                       5.50%              *             --              5.50%                  *                --
12B-1 FEE                          0.35%          1.00%          0.90%              0.35%              1.00%             0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                               --              --             --             16.05%             17.03%            22.15%
5 years                              --              --             --                 --                 --                --
10 years                             --              --             --                 --                 --                --
Inception                        10.70%          11.65%         16.73%             17.84%             17.27%            19.52%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                               --              --             --             22.80%             22.03%            22.15%
5 years                              --              --             --                 --                 --                --
10 years                             --              --             --                 --                 --                --
Inception                        17.14%          16.65%         16.73%             20.15%             18.47%            19.52%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                               --              --             --             22.80%             22.03%            22.15%
5 years                              --              --             --                 --                 --                --
10 years                             --              --             --                 --                 --                --
Inception                        17.14%          16.65%         16.73%             70.72%             42.35%            68.10%


                                        Tactical Asset Allocation                                  Balanced
AS OF OCTOBER 31, 1996                            Class                                              Class
                                     A               B                C                A                B                C
INCEPTION DATE                    10/01/95         10/01/95        10/01/95        12/02/94         10/01/95         12/02/94
SALES CHARGE                         5.50%                *              --           5.50%                *               --
12B-1 FEE                            0.35%            1.00%           0.90%           0.35%            1.00%            0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                              13.25%           14.08%          19.20%          16.20%           17.19%           22.31%
5 years                                 --               --              --              --               --               --
10 years                                --               --              --              --               --               --
Inception                           12.41%           13.53%          14.89%          18.75%           20.11%           20.44%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                              19.84%           19.08%          19.20%          22.96%           22.19%           22.31%:
5 years                                 --               --              --              --               --               --
10 years                                --               --              --              --               --               --
Inception                           15.51%           14.78%          14.89%          21.08%           21.28%           20.44%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                              19.84%           19.08%          19.20%          20.96%           22.19%           22.31%
5 years                                 --               --              --              --               --               --
10 years                                --               --              --              --               --               --
Inception                           35.04%           33.26%          68.10%          74.59%           49.48%           71.92%



                                            Flexible Income                                           Income Plus
AS OF OCTOBER 31, 1996                           Class                                                  Class
                                     A                B                C                     A               B                C
INCEPTION DATE                    06/29/87        10/01/95         10/01/93             06/14/85         10/01/95        10/01/93
SALES CHARGE                         4.75%               *               --                4.75%                *              --
12B-1 FEE                            0.35%           1.00%            0.90%                0.35%            1.00%           0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                               6.23%           5.79%           10.91%                6.55%             6.10%         11.22%
5 years                              7.88%              --               --                8.65%                --             --
10 years                             8.53%              --               --               10.40%                --             --
Inception                            8.04%            7.75            6.68%               10.31%             8.66%          7.55%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                              11.53%          10.79%           10.91%               11.86%            11.10%         11.22%
5 years                              8.93%              --               --                9.71%                --             --
10 years                             9.06%              --               --               10.94%                --             --
Inception                            8.55%           9.07%            6.68%               10.74%             9.97%          7.55%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                              11.53%          10.79%           10.91%               11.86%            11.10%         11.22%
5 years                             53.59%              --               --               58.94%                --             --
10 years                           138.09%              --               --              182.34%                --             --
Inception                          133.61%          19.82%           30.20%              253.65%            21.89%         34.59%


                                               Tax-Exempt
AS OF OCTOBER 31, 1996                           Class
                                        A              B                C
INCEPTION DATE                     04/01/85         10/01/95         10/01/93
SALES CHARGE                          4.75%                *               --
12B-1 FEE                             0.35%            1.00%            0.60%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                                3.52%            2.93%            8.39%
5 years                               5.54%               --               --
10 years                              7.54%               --               --
Inception                             7.81%            5.34%            5.24%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                8.68%            7.93%            8.39%
5 years                               6.57%               --               --
10 years                              8.06%               --               --
Inception                             8.23%            6.69%            5.24%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                                8.68%            7.93%            8.39%
5 years                              37.46%               --               --
10 years                            117.16%               --               --
Inception                           170.47%           14.45%           23.16%

-------------------------

* The deferred sales charge on redemption of Class B shares is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth and sixth years and 0% during the seventh year and later.

**   Performance  of  Class T Shares  of the  Growth  Portfolio  is based on the historical performance of IDEX Fund from its inception on June 4, 1985 until the reorganization of IDEX Fund and IDEX Fund 3 into Class T Shares of IDEX Series Fund Growth Portfolio on September 20, 1996; and the historical performance of Class T Shares of the Growth Portfolio thereafter.
                                       56

     The current yield for a particular class of shares of each of the Flexible Income, Tax-Exempt, Income Plus, Balanced or Strategic Total Return Portfolios is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the Portfolio's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses (excluding reductions for affiliated brokerage and custody earnings credits) accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

                                  Current Yield


Strategic Total Return                           30 Day Period Ended 10/31/97
                         Class A                             1.09%
                         Class B                             0.50%
                         Class C                             0.60%
Balanced
                         Class A                             1.22%
                         Class B                             0.65%
                         Class C                             0.75%
Flexible Income
                         Class A                             5.72%
                         Class B                             5.35%
                         Class C                             5.46%
Income Plus
                         Class A                             6.14%
                         Class B                             5.79%
                         Class C                             5.89%


     The tax equivalent yield of the Tax-Exempt Portfolio is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The tax equivalent yield of the Tax-Exempt Portfolio's Class A, Class B and Class C shares based on a 30-day period ended October 31, 1997 was 7.39%, 5.28% and 5.83%, respectively.


     As stated in the Prospectus, from time to time in advertisements or sales material, a Portfolio may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as Wall Street Journal, Boston Globe, New York Times, Los Angeles Times, Christian Science Monitor, USA Today, Tampa Tribune, St. Petersburg Times, Financial Times, Hartford Current, International Herald Tribune, Investor's Business Daily, Boston Herald, Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, Economist, Bank Letter, Boston Business Journal, Research Recommendations, FACS of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service, Mutual Fund Quarterly, Financial World Magazine, Consumer Reports, Babson-United Mutual Fund Selector and Mutual Fund Encyclopedia (Dearborn Financial Publishing). A Portfolio may also advertise non-standardized performance information which is for period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. For Class A, Class B and Class T shares, non-standardized performance may also be that which does not reflect deduction of the maximum sales charge applicable to Class A and Class T shares or the contingent deferred sales charge applicable to Class B shares. In addition, a Portfolio may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the
Consumer Price Index. A Portfolio may also advertise various methods of investing including, among others, dollar cost averaging, and may use compounding illustrations to show the results of such investment methods. The Fund or the Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields, whether with specific reference to the Tax-Exempt Portfolio or otherwise.

                              FINANCIAL STATEMENTS

     Audited Financial Statements for IDEX Aggressive Growth, International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios for the fiscal year ended October 31, 1997 are incorporated by reference from the Fund's Annual Report dated October 31, 1997.

                                   APPENDIX A

              CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST

I. MUNICIPAL OBLIGATIONS IN WHICH THE TAX-EXEMPT PORTFOLIO MAY INVEST

A.   Municipal Bonds

     General Information. Municipal Bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works, and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general expenses and obtaining funds to lend to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but are not supported by the issuer's power to levy general taxes. Most industrial development bonds are in this category.

     There are, of course, variations in the security of Municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Bonds depend, among other things, upon general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligations and rating of the issue.

     Industrial Development Bonds and Private Activity Bonds. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the option of the bond counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

     Purchases on "When-Issued" or "Delayed Delivery" Basis. Sometimes the Tax-Exempt Portfolio may buy Municipal Bonds on a "when-issued" or "delayed delivery" basis. This means that when it agrees to buy, the terms of the Bonds and the price it will pay are fixed, but it does not purchase and take delivery of the Bonds until a later date (the "settlement date"), which is usually within one month. The Tax-Exempt Portfolio pays no money and receives no interest before the settlement date. The commitment to purchase securities on a when-issued or delayed delivery basis involves the risk that the market value of such securities may fall below cost prior to the settlement date. While the Tax-Exempt Portfolio may sell the Municipal Bonds before the settlement date, it will ordinarily do so only for investment management reasons. Ordinarily, the Tax-Exempt Portfolio purchases Municipal Bonds that it has agreed to buy on a when-issued or delayed delivery basis. Gains or losses on sales prior to the settlement date are not tax-exempt.

     A Municipal Bond purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date. The Tax-Exempt Portfolio will direct the Fund's custodian to segregate cash, U.S. Government securities or other appropriate debt obligations owned by the Portfolio that are at least equal in value to the amount the Tax-Exempt Portfolio will have to pay on the settlement date. If necessary, additional assets will be placed in the account daily so that the value of the account will at least equal the Portfolio's purchase commitment.

B.   Municipal Notes

     The Tax-Exempt Portfolio may invest in the following types of Municipal Notes, subject to the quality requirements described in the Prospectus:

     Project Notes. Project notes ("PNs") are issued on behalf of local authorities at auctions conducted by the United States Department of Housing and Urban Development to raise funds for federally sponsored urban renewal, neighborhood development and housing programs. PNs are backed by the full faith and credit of the Federal government through agreements with the local authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the PNs. Ordinarily, PNs are repaid by rolling over the notes or from the proceeds of new bonds or other securities which are issued to provide permanent financing.

     Bond Anticipation Notes. Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes. Tax anticipation notes ("TANs") are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes. Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes. Bank notes are notes issued by local governmental bodies and agencies as those described above to commercial banks as evidence of borrowings. Banks on occasion sell such notes to purchasers such as the Tax-Exempt Portfolio. The purposes for which the notes are issued vary, but bank notes are frequently issued to meet short-term working-capital or capital-project needs. These notes typically are redeemed with revenue from taxes or from long-term financing proceeds, and may have risks similar to the risks associated with TANs and RANs.

C.   Municipal Commercial Paper

     Municipal Commercial Paper (also called "short-term discount notes") represents short-term obligations of state and local governments and their agencies issued typically to meet seasonal working capital or interim construction financing requirements. Municipal Commercial Paper is often issued at a discount, with shorter maturities than Municipal Notes. Such obligations are repayable from general revenues of the issuer or refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending or note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

     While the various types of Municipal Notes and Municipal Commercial Paper described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Tax-Exempt Portfolio may invest in such other types of notes to the extent permitted under its investment objective and policies. Such short-term obligations may be issued for different purposes and with different security than those mentioned above.

D.   Floating Rate and Variable Rate Obligations

     The Tax-Exempt Portfolio may purchase floating rate and variable rate obligations, including participation interests therein (see section E below). Investments in floating or variable rate securities normally will include IDBs which provide that the rate of interest is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that the Portfolio can demand payment of the obligation on short notice at par value plus accrued interest. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have flexible rates that change whenever there is a change in the designated base interest rate. Frequently, such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor (i.e., the corporation utilizing the IDBs financing) or the bank, as the case may be, must be equivalent to the Municipal Obligation ratings required for purchases for the Tax-Exempt Portfolio.

E.   Participation Interests

     The Tax-Exempt Portfolio may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the Portfolio's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for the Tax-Exempt Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the Portfolio's participation interest in the tax-exempt security, plus accrued interest. The Portfolio intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the Portfolio and the bank at which the instruments were purchased by the Tax-Exempt Portfolio. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Tax-Exempt Portfolio, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

     Obligations of issuers of Municipal Bonds, Municipal Notes and Municipal Commercial Paper are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities' power to levy taxes. There is also the possibility that litigation or other conditions may materially affect the power or ability of an issuer to pay, when due, the principal of and interest on its Municipal Obligations.

II.  OBLIGATIONS IN WHICH EACH PORTFOLIO MAY INVEST (UNLESS OTHERWISE NOTED)

A.   U.S. Government Obligations

     As described in the Prospectus, the Portfolios may invest in some or all of the following types of direct obligations of the Federal Government, issued by the Department of the Treasury, and backed by the full faith and credit of the Federal Government.

     Treasury Bills. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     Treasury Notes. Treasury Notes are longer-term interest bearing obligations with original maturities of one to seven years.

     Treasury Bonds. Treasury bonds are longer-term interest bearing obligations with original maturities from 5 to 30 years.

B.   Obligations of Federal Agencies, Instrumentalities and Authorities

     Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, and Tennessee Valley Authority ("TVA"). Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA Certificates or certain TVA Bonds) or are guaranteed by the Treasury (e.g., certain other TVA Bonds) or supported by the issuing agencies' right to borrow from the Treasury (e.g., FHLB and FNMA Bonds). There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

C. Certificates of Deposit (All Portfolios) and Time Deposits (Income Plus Portfolio Only)

     A time deposit is a non-negotiable interest-bearing deposit with a bank which generally cannot be withdrawn prior to a specified maturity date without substantial interest penalties. A certificate of deposit ("CD") is a negotiable instrument issued by a bank against a time deposit. CDs normally can be traded in the secondary market prior to maturity, and are thus more liquid than other forms of time deposits. The Portfolios will only invest in U.S. dollar denominated time deposits and CDs representing deposits in U.S. banks with assets of $1 billion or more, whose deposits are insured by the Federal Deposit Insurance Corporation.

D.   Commercial Paper

     Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

E.   Banker's Acceptance

     A banker's acceptance is a negotiable short-term draft, generally arising from a bank customer's commercial transaction with another party, with payment due for the transaction on the maturity date of the customer's draft. The draft becomes a banker's acceptance when the bank, upon fulfillment of the obligations of the third party, accepts the draft for later payment at maturity, thus adding the bank's guarantee of payment to its customer's own obligation. In effect, a banker's acceptance is a post-dated certified check payable to its bearer at maturity. Such acceptances are highly liquid, but are subject to the risk that both the customer and the accepting bank will be unable to pay at maturity. The Portfolios may invest in U.S. dollar denominated bankers' acceptances issued by U.S. banks, their foreign branches, and by U.S. branches of foreign banks.

F. Repurchase Agreements for U.S. Government Securities (Except Strategic Total Return Portfolio)

     The Portfolios may enter into repurchase agreements with banks and dealers for securities of or guaranteed by the U.S. Government, under which the Portfolio purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount the Portfolio pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Portfolio's net investment income. When the Portfolio enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Portfolio if the market value of the securities is less than the repurchase price. Under the Investment Company Act of 1940, repurchase agreements may be considered collateralized loans by the Portfolio.

     At the time a Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement.

     Although repurchase agreements carry certain risks not associated with direct investment in securities, the Portfolios intend to enter into repurchase agreements only with banks and dealers in transactions which the sub-adviser believes present minimal credit risks in accordance with guidelines adopted by the Trustees. To the extent that proceeds from any sales of collateral upon a default in the counterparty's obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. If the counterpart's petitions for bankruptcy or otherwise becomes subject to bankruptcy or liquidation proceedings, there might be restrictions on the Portfolio's ability to sell the collateral and the Portfolio could suffer a loss.

III. OTHER SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST

A.   Corporate Debt Securities

     The Portfolio may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

B.   International Agency Obligations

     The Portfolio may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Portfolio may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

C.   Bank Obligations or Savings and Loan Obligations

     The Portfolios may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptance are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location - the strength of the local economy will often affect financial institutions in the region, (b) asset mix -institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital - - under-capitalized financial institutions are more vulnerable when loan losses are suffered. The portfolio manager will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by the Portfolio, but the Portfolio is not restricted to obligations or institutions which satisfy specified quality criteria.

D.   Variable or Floating Rate Securities

     The Portfolio may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     E. Preferred Stocks (All Portfolios Except the Tax-Exempt Portfolio)

     Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

F.   Convertible Securities

     The Portfolios may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential

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opportunity for appreciation  from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

G.   Common Stocks

     Each Portfolio (other than the Tax-Exempt Portfolio) invests in common stocks. The Flexible Income Portfolio will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.






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